IBC registration no: 211168

SEYCHELLES

The International Business Companies Act, 2016

Memorandum of Association

and

Articles of Association

of

ZYQC International Holding Group Limited
中源国际控股集团有限公司

REGISTRAR OF INTERNATIONAL BUSINESS COMPANIES REPUBLIC OF SEYCHELLES
04 APR 2019

Incorporated on the 4th day of April, 2019

THE INTERNATIONAL BUSINESS COMPANIES ACT 2016

MEMORANDUM OF ASSOCIATION

OF

ZYQC International Holding Group Limited
中源国际控股集团有限公司

(the "**Company**")

REGISTRAR OF INTERNATIONAL BUSINESS COMPANIES REPUBLIC OF SEYCHELLES
04 APR 2019

1. **DEFINITIONS AND INTERPRETATION**

1.1 In the Memorandum and the Articles, if not inconsistent with the context:

"**Act**" means the International Business Companies Act 2016 and includes any regulations made under the Act;

"**Articles**" means the attached articles of association of the Company as amended from time to time;

"**authorised capital**", in relation to the Company, means the maximum amount of share capital that it is authorised by the Memorandum to issue;

"**beneficial owner**" means, for the purposes of Article 9 and 10, as defined in Article 9.3;

"**Board**" means the board of directors of the Company from time to time;

"**bonus Share**" means a Share issued for no consideration to an existing Shareholder, which shall be treated in all respects as having been fully paid Share on issue;

"**Chairman of the Board**" means as defined in Article 13;

"**charge**" means any form of security interest, including, without limitation, a charge, by way of fixed or floating charge, a mortgage, a pledge or a hypothecation, over property, wherever situated, other than an interest arising by operation of law;

"**Distribution**", in relation to a distribution by the Company to a Shareholder:

(a) means the direct or indirect transfer of an asset, other than Shares, to or for the benefit of the Shareholder, or the incurring of a debt to or for the benefit of the Shareholder, in relation to Shares held by the Shareholder, and whether by means of the purchase of an asset, the purchase, redemption or other acquisition of Shares, a transfer of indebtedness or otherwise, and includes a Dividend; but

(b) does not include a distribution by way of a distribution of assets to Shareholders on the Company's winding up;

"**Dividend**" means every Distribution of the Company's assets to its Shareholders, except Distributions by way of:

(a) an issue of Shares as bonus Shares;

(b) a redemption or purchase of any of the Company's own Shares or financial assistance for a purchase of the Company's own Shares; or

(c) a reduction of Share capital;

"**listed company**" means, for the purposes of Article 9 and 10, a company whose securities are listed on a recognised exchange or a company which is a subsidiary of a body corporate, partnership or trust whose securities are listed on a recognised exchange;

"**Member**" means a Shareholder;

"**Memorandum**" means this Memorandum of Association of the Company as amended from time to time;

"**ordinary resolution**" means:

(a) a resolution passed at a meeting of Shareholders on a show of hands by in excess of half of the Shareholders who, being entitled to do so, vote in person or by proxy on the resolution; or

(b) a resolution passed at a meeting of Shareholders on a poll taken by Shareholders representing in excess of half of the total votes of the Shareholders who, being entitled to do so, vote in person or by proxy on the resolution; or

(c) a resolution passed and consented to in writing by Shareholders representing in excess of half of the total votes of the Shareholders entitled to vote on the resolution;

"**person**" includes an individual, a corporation, a foundation, a trust (acting by its trustees), the estate of a deceased individual, a partnership and an unincorporated association of persons;

"**pledge**" means any form of security interest, including a pledge, a charge or a hypothecation over one or more shares in a company, other than an interest arising by operation of law, and "**pledged**", "**pledgee**" and "**pledgor**" shall be construed accordingly;

"**recognised exchange**" means a securities exchange licensed under the Securities Act 2007, a recognised overseas securities exchange as defined in the Securities Act 2007 or any other exchange that is a member of the World Federation of Exchanges;

"**Register of Beneficial Owners**" means as defined in Article 9.1;

"**Register of Charges**" means as defined in Article 16.2;

"**Register of Directors**" means as defined in Article 11.25;

"**Register of Members**" means as defined in Article 2.7;

"**Registrar**" means the Registrar as defined in the Act;

"**resolution of directors**" means:

(a) a resolution passed at a meeting of directors of the Company by the affirmative vote of in excess of half of the directors present at the meeting who were present at the meeting and entitled to vote on the resolution; or

(b) a resolution passed and consented to in writing by directors of the Company representing in excess of half of the total votes of directors entitled to vote on the resolution and without the need for any notice;

"**Seal**" means any seal which has been adopted as the common seal of the Company;

"**Securities**", in relation to the Company, means as defined in section 2(1) of the Securities Act 2007, including Shares and debt obligations of every kind of the Company and options, warrants and other rights to acquire Shares or the Company's debt obligations;

"**Share**" means a par value share issued or to be issued by the Company;

"**share capital**", in relation to the Company, means the sum of the aggregate par value of all the issued and outstanding Shares and Shares with par value held by the Company as Treasury Shares and the amounts as may be from time to time transferred from surplus to share capital by a resolution of the directors;

"**Shareholder**" means a person whose name is entered in the Company's Register of Members as the holder of one or more Shares or fractional Shares;

"**special resolution**" means:

(a) a resolution passed at a meeting of Shareholders on a show of hands by not less than two-thirds of the Shareholders who, being entitled to do so, vote in person or by proxy on the resolution; or

(b) a resolution passed at a meeting of Shareholders on a poll taken by Shareholders representing not less than two-thirds of the total votes of the Shareholders who, being entitled to do so, vote in person or by proxy on the resolution; or

(c) a resolution passed and consented to in writing by Shareholders representing not less than two-thirds of the total votes of the Shareholders entitled to vote on the resolution;

"**surplus**", in relation to the Company, means the excess, if any, at the time of the determination, of total assets of the Company over the sum of its total liabilities, as shown in the books of account plus its share capital;

"**Treasury Share**" means a Share that was previously issued but was repurchased, redeemed or otherwise acquired by the Company and not cancelled; and

"**written**" or any term of like import includes all forms of writing, including (but not limited to) information generated, sent, received or stored by electronic, electrical, digital, magnetic, optical, electromagnetic, biometric or photonic means, including electronic data interchange, electronic mail, telegram, telex or telecopy, and "**in writing**" shall be construed accordingly.

1.2 In the Memorandum and the Articles, unless the context otherwise requires a reference to:

(a) an "**Article**" is a reference to a clause of the Articles;

(b) a "**Clause**" is a reference to a clause of the Memorandum;

(c) the Act or other legislation is a reference to the Act or other legislation as extended, applied, amended or re-enacted and includes any subordinate legislation; and

(d) the singular includes the plural and vice versa and the masculine gender shall include the feminine and the neuter.

1.3 Any words or expressions defined in the Act shall have the same meaning in the Memorandum and Articles unless otherwise required by the context or unless otherwise defined in this Memorandum or the Articles.

1.4 Headings are inserted for convenience only and shall be disregarded in the construction of or the interpretation of the Memorandum and Articles.

2. NAME

The name of the Company is ZYQC International Holding Group Limited 中源国际控股集团有限公司.

3. **TYPE OF COMPANY**

3.1 The Company is:

(a) an international business company (as defined in the Act);

(b) a company limited by shares (as defined in the Act); and

(c) a par value company (as defined in the Act).

3.2 The liability of a Shareholder arising from the Shareholder's holding of any Share is limited to the amount (if any) unpaid on it.

4. **REGISTERED AGENT**

The Company's registered agent is Sertus Incorporations (Seychelles) Limited of Sertus Chambers, Second Floor, The Quadrant, Manglier Street, P.O. Box 334, Victoria, Mahé, Republic of Seychelles.

5. **REGISTERED OFFICE**

The registered office of the Company is located at Sertus Chambers, Second Floor, The Quadrant, Manglier Street, Victoria, Mahé, Republic of Seychelles.

6. **CAPACITY AND POWERS**

6.1 Subject to the Act and any other written law of Seychelles, the Company has, irrespective of corporate benefit:

(a) full capacity to carry on or undertake any business or activity, do any act or enter into any transaction; and

(b) for the purposes of paragraph (a), full rights, powers and privileges.

6.2 There are no limitations on the business that the Company may carry on other than as referred to in Clause 7.

7. **LIMITATIONS ON THE COMPANY'S BUSINESS**

The Company shall not:

(a) carry on banking business as defined in the Financial Institutions Act 2004 in or outside Seychelles;

(b) carry on insurance business as defined in the Insurance Act 2008 in Seychelles or, unless it is licensed or otherwise legally able to do so under the laws of the country in which it carries on such business, outside Seychelles;

(c) carry on business providing international corporate services, international trustee services or foundation services as defined in the International Corporate Service Providers Act 2003 except:

(i) to the extent permitted under the International Corporate Service Providers Act 2003; and

(ii) in the case of carrying on such business outside Seychelles, if the company is licensed or otherwise legally able to do so under the laws of each country outside Seychelles in which it carries on such business;

(d) carry on securities business as defined in the Securities Act 2007 in Seychelles or, unless it is licensed or otherwise legally able to do so under the laws of the country in which it carries on such business, outside Seychelles;

(e) carry on business as a mutual fund as defined in the Mutual Fund and Hedge Fund Act 2008 unless it is licensed or otherwise legally able to do so under the Mutual Fund and Hedge Fund Act 2008 or under the laws of a recognized jurisdiction as defined in the Mutual Fund and Hedge Fund Act 2008; or

(f) carry on gambling business as defined in the Seychelles Gambling Act 2014, including interactive gambling business, in or outside Seychelles unless it is licensed or otherwise legally able to do so under the laws of the country in which it carries on such business.

8. CURRENCY

The Shares shall be issued in the currency of the United States of America.

9. AUTHORISED CAPITAL AND CLASSES AND SERIES OF SHARES

The authorised capital of the Company is $300,000,000 divided into 300,000,000 ordinary Shares with a par value of $1 each.

10. RIGHTS ATTACHING TO SHARES

10.1 Each issued Share shall confer on its holder:

(a) the right to one vote at a meeting of the Shareholders or on any resolution of the Shareholders;

(b) the right to an equal share in any Dividend paid by the Company; and

(c) the right to an equal share in the distribution of the surplus assets of the Company remaining after payment of its liabilities on its winding up.

10.2 Subject to Article 3, the directors may by resolution of directors redeem, purchase or otherwise acquire all or any of the Shares.

11. REGISTERED SHARES

11.1 The Company shall only issue registered shares.

11.2 The Company shall not, and has no power to: issue a bearer share; convert a registered Share into a bearer share; exchange a registered Share for a bearer share; or convert any other securities into, or exchange any other securities for, bearer shares.

12. VARIATION OF RIGHTS

If at any time the Shares are divided into different classes, the rights attached to any class may only be varied, whether or not the Company is in liquidation, with the consent in writing of or by a resolution passed at a meeting by the holders of not less than 50 percent of the issued Shares in that class.

13. RIGHTS NOT VARIED BY THE ISSUE OF SHARES PARI PASSU

The rights conferred upon the holders of the Shares of any class shall not, unless otherwise expressly provided by the terms of issue of the Shares of that class, be deemed to be varied by the creation or issue of further Shares ranking *pari passu* therewith.

14. AMENDMENT

14.1 Subject to Clauses 12 and 14.2 and to Article 7, the Company may amend all or any provisions of its Memorandum or Articles by ordinary resolution or resolution of directors.

14.2 No amendment may be made by resolution of directors:

(a) to restrict the rights or powers of the Shareholders to amend the Memorandum or Articles;

(b) to change the percentage of Shareholders required to pass a resolution of Shareholders to amend the Memorandum or Articles;

(c) in circumstances where the Memorandum or Articles cannot be amended by the Shareholders; or

(d) to Clauses 10, 11, 12, 13 or this Clause 14.

14.3 An amendment to the Memorandum or Articles only has effect from the date of the registration by the Registrar of the amendment filed in accordance with the Act.

We the undersigned Subscriber, for the purpose of incorporating the Company, hereby subscribe our name to this Memorandum of Association

---

Name, Address and Description of Subscriber

Name: Sertus Incorporations (Seychelles) Limited
Address: Sertus Chambers, Second Floor, The Quadrant, Manglier Street, Victoria, Mahé, Republic of Seychelles
Description: Registered agent of the Company

[signature]

Signed for and on behalf of
Sertus Incorporations (Seychelles) Limited
By Authorised Signatory

This Memorandum of Association is
executed at Victoria, Mahé, Seychelles
this 4th day of April, 2019

In the presence of the below WITNESS to the above signature:

[signature]

Witness name: Yuna Savy
Occupation: Corporate Services Support Officer
Address: Union Vale, Mahé, Seychelles

REGISTRAR OF INTERNATIONAL BUSINESS COMPANIES REPUBLIC OF SEYCHELLES
04 APR 2019

THE INTERNATIONAL BUSINESS COMPANIES ACT 2016

ARTICLES OF ASSOCIATION

OF

ZYQC International Holding Group Limited
中源国际控股集团有限公司

(the "**Company**")

REGISTRAR OF INTERNATIONAL BUSINESS COMPANIES REPUBLIC OF SEYCHELLES
04 APR 2019

1. **SHARE CERTIFICATES**

1.1 A Shareholder is entitled on request and without payment to a certificate issued by the Company specifying the number and class of Shares held by him and signed by a director or other officer of the Company or by any other person authorised by resolution of directors or under Seal, and the signature of the director, officer or other authorised person, and the Seal, may be a facsimile.

1.2 The Company shall not be bound to issue more than one certificate for Shares held jointly by more than one person and delivery of a certificate to one joint holder shall be a sufficient delivery to all of them.

1.3 A Shareholder receiving a certificate shall indemnify and hold the Company and its directors and other officers harmless from any loss or liability which it or they may incur by reason of any wrongful or fraudulent use or representation made by any person by virtue of the possession of the certificate. If a certificate for Shares is defaced, worn out, lost or destroyed it may be renewed on production of the defaced or worn out certificate or on satisfactory proof of its loss or destruction together with such indemnity as may be required by a resolution of directors.

2. **SHARES**

2.1 Shares and other Securities may be issued at such time to such person for such consideration and on such terms as the directors may by resolution of directors determine.

2.2 Section 57 of the Act (*Pre-emptive rights*) does not apply to the Company.

2.3 Subject to Articles 2.4, 2.5 and 2.6, a Share may be issued for consideration in any form, including money, a promissory note, or other written obligation to contribute money or property, immovable property, movable property (including goodwill and knowhow), services rendered or a contract for future services.

2.4 Subject to section 55 of the Act, the consideration for a Share shall not be less than the par value of the Share. If a Share is issued for consideration less than the par value, the person to whom the Share is issued is liable to pay to the Company an amount equal to the difference between the issue price and the par value.

2.5 The Company may issue bonus Shares, partly paid Shares and nil paid Shares and may accept payment of consideration for such a Share in such instalment amounts and at such times after issue of the Share as the Company may approve; and a Share certificate shall be endorsed with a description of such Shares as being bonus, partly paid or nil paid as the case may be. The Shareholder of partly paid or nil paid Shares shall be entitled to request a replacement Share Certificate without endorsement upon payment of the unpaid Share price.

2.6 No Shares, other than bonus Shares, may be issued for a consideration other than money (whether in whole or in part), unless a resolution of directors has been passed stating:

(a) the amount to be credited for the issue of the Shares;

(b) their determination of the reasonable present cash value of the non-money consideration for the issue of the Shares; and

(c) that, in their opinion, the present cash value of the non-money consideration and money consideration (if any) for the issue is not less than the amount to be credited for the issue of the Shares.

2.7 The Company shall keep at its registered office in Seychelles a register to be known as a register of members (the "**Register of Members**") containing:

(a) the names and addresses of each person who holds any Share;

(b) the number of each class and series of Shares held by each Shareholder;

(c) the date on which the name of each Shareholder was entered in the Register of Members; and

(d) the date on which any person ceased to be a Shareholder.

2.8 The Register of Members may be in such form as the directors may approve but if it is in magnetic, electronic or other data storage form, the Company must be able to produce legible evidence of its contents.

2.9 A Share is deemed to be issued when the name of the Shareholder is entered in the Register of Members.

3. REDEMPTION OF SHARES AND TREASURY SHARES

3.1 The Company may redeem, purchase or otherwise acquire and hold its own Shares except that the Company may not redeem, purchase or otherwise acquire its own Shares without the consent of each Shareholder whose Shares are to be redeemed, purchased or otherwise acquired, unless the Company is permitted by the Act or any other provision of the Memorandum or Articles to redeem, purchase or otherwise acquire the Shares without their consent.

3.2 The Company may only offer to redeem, purchase or otherwise acquire Shares if the directors are satisfied, on reasonable grounds, that the Company will, immediately after the redemption, purchase or other acquisition, be able to pay its debts as they become due and the value of the Company's assets will be greater than the value of its liabilities. The resolution of directors authorising a redemption, purchase or other acquisition of Shares shall contain a statement that, in the opinion of the directors, the Company will, immediately after the redemption, purchase or other acquisition, be able to pay its debts as they become due and the value of the Company's assets will be greater than the value of its liabilities.

3.3 The Company shall not redeem or purchase a Share unless it is fully paid.

3.4 Sections 74 (*Process for redemption or purchase of own shares*), 75 (*Offer to one or more shareholders under section 74(1)(b)(ii)*) and 76 (*Shares redeemed at the option of a shareholder*) of the Act shall not apply to the Company.

3.5 Shares that the Company redeems, purchases or otherwise acquires may be cancelled or held as Treasury Shares provided that the Company may only hold such Shares as Treasury Shares if:

(a) the directors resolve by resolution of directors that Shares to be redeemed, purchased or otherwise acquired shall be held as Treasury Shares; and

(b) the number of Shares purchased, redeemed or otherwise acquired, when aggregated with Shares of the same class already held by the Company as Treasury Shares, does not exceed 50 percent of the Shares of that class previously issued by the Company, excluding Shares that have been cancelled.

3.6 All rights and obligations attaching to a Share held as a Treasury Share are suspended and shall not be exercised by the Company while it holds the Share as a Treasury Share.

3.7 Treasury Shares may be transferred by the Company on such terms and conditions (not inconsistent with the Act or the Memorandum and Articles) as the Company may by resolution of directors determine.

3.8 Where Shares are held by another body corporate of which the Company holds, directly or indirectly, shares having more than 50 percent of the votes in the election of directors of the other body corporate, all rights and obligations attaching to the Shares held by the other body corporate are suspended and shall not be exercised by the other body corporate.

4. PLEDGES OF SHARES

4.1 Shareholders may pledge, charge or otherwise create security interests over (**"pledge"**) their Shares.

4.2 There shall be entered in the Register of Members at the written request of the Shareholder:

(a) a statement that the Shares held by him are pledged;

(b) the name and address of the pledgee; and

(c) the date on which the particulars specified in paragraphs (a) and (b) are entered in the Register of Members.

4.3 If particulars of a pledge over Shares are entered in the Register of Members, such particulars may be cancelled:

(a) with the written consent of the named pledgee or anyone authorised to act on his behalf; or

(b) upon evidence satisfactory to the directors of the discharge of the liability secured by the pledge and the issue of such indemnities as the directors shall consider necessary or desirable.

4.4 Whilst particulars of a pledge over Shares are entered in the Register of Members:

(a) no transfer of any Share the subject of those particulars shall be effected;

(b) the Company may not redeem, purchase or otherwise acquire any such Share; and

(c) no replacement certificate shall be issued in respect of such Shares,

without the prior written consent of the named pledgee.

5. FORFEITURE

5.1 The Company may:

(a) in accordance with this Article cause any of its Shares which have been issued otherwise than as fully paid to be forfeited for failure to pay any sum due and payable on them; or

(b) accept the surrender of such Shares instead of causing them to be forfeited.

5.2 A written notice of call specifying the date for payment to be made shall be served on the Shareholder who defaults in making payment in respect of the Shares.

5.3 The written notice of call referred to in Article 5.2 shall name a further date not earlier than the expiration of 14 days from the date of service of the notice on or before which the payment required by the notice is to be made and shall contain a statement that in the event of non-payment at or before the time named in the notice the Shares, or any of them, in respect of which payment is not made will be liable to be forfeited.

5.4 Where a written notice of call has been issued pursuant to Article 5.3 and the requirements of the notice have not been complied with, the directors may, at any time before tender of payment, forfeit and cancel the Shares to which the notice relates.

5.5 The Company is under no obligation to refund any moneys to the Shareholder whose Shares have been cancelled pursuant to Article 5.4 and that Shareholder shall be discharged from any further obligation to the Company.

6. TRANSFER OF SHARES

6.1 In accordance with section 62(2) of the Act but subject to Article 6.2, the Shares shall be transferred by a written instrument of transfer signed by the transferor and containing the name and address of the transferee, provided that the instrument of transfer shall not be invalidated if it is signed by both the transferee and the transferor.

6.2 The instrument of transfer shall be signed by the transferee (as well as the transferor) if the Share is not fully paid up or if registration as a holder of the Share otherwise imposes a liability to the Company on the transferee.

6.3 The instrument of transfer of a Share shall be sent to the Company for registration. The Company shall, on receipt of a written instrument of transfer, enter the name of the transferee of the Share in the Register of Members unless by resolution of directors the directors resolve to refuse or delay the registration of the transfer for reasons that shall be specified in the resolution.

6.4 The directors of the Company may refuse or delay the registration of a transfer of Shares if the transferor has failed to pay an amount due in respect of those Shares.

6.5 The transfer of a Share is effective when the name of the transferee is entered in the Register of Members.

6.6 If the directors of the Company are satisfied that an instrument of transfer relating to Shares has been signed but that the instrument has been lost or destroyed, they may resolve by resolution of directors:

(a) to accept such evidence of the transfer of Shares together with such indemnity as they consider appropriate; and

(b) that the transferee's name should be entered in the Register of Members notwithstanding the absence of the instrument of transfer.

6.7 In the event of the death of a joint holder of a Share, legal title in such Share shall be transferred to the surviving Shareholder at his request in accordance with the doctrine of survivorship and the rules of joint tenancy upon receipt by the Company of evidence of the death of the joint Shareholder.

6.8 If a Shareholder dies:

(a) the survivor or survivors, where the Shareholder was a joint holder; or

(b) where the Shareholder was a sole holder or the only survivor of joint holders, the executor or administrator (each the "**personal representative**") of the deceased Shareholder or such other person legally entitled to transmission of the deceased Shareholder's Shares or interest in Shares,

shall be the only persons recognised by the Company as having any title to the deceased Shareholder's Shares or interest in Shares; but nothing in these Articles shall release the estate of a deceased Shareholder (whether sole or joint) from any liability in respect of any Share which had been held by him.

6.9 A transfer of a deceased Shareholder's Share made by the deceased Shareholder's personal representative, although the personal representative is not a Shareholder, is as valid as if the personal representative had been a Shareholder at the time of execution of the instrument of transfer.

6.10 A person becoming entitled to a Share in consequence of the death, bankruptcy or other incapacity of a Shareholder may, upon supplying to the Company such evidence as the directors may reasonably require to show his title to the Share, either be registered himself as holder of the Share upon giving to the Company notice to that effect or transfer such Share to some other person by executing an instrument of transfer of the Share to that person in accordance with Article 6.

6.11 Subject to Article 6.9, a person becoming entitled to a Share in consequence of the death, bankruptcy or other incapacity of a Shareholder (upon supplying to the Company such evidence as the directors may reasonably require to show his title to the Share) shall have the same rights as those to which he would be entitled if he were the registered Shareholder of the Share, except that in respect of such Share he shall not be entitled to attend any Shareholders' meeting or to vote on any resolution of Shareholders until he has been registered as a Shareholder in respect of the Share.

7. ALTERATION IN SHARE CAPITAL

7.1 Subject to Articles 7.2 and 7.3, the Company may amend its Memorandum to:

(a) alter its authorised capital;

(b) increase its share capital by creating new shares of such amount as it thinks fit;

(c) combine all or any of its shares (whether issued or not) into a smaller number of shares with a larger par value amount than its existing shares;

(d) divide all or any of its shares into a larger number of shares with a smaller par value amount than its existing shares; and

(e) change the currency denomination of its share capital or any class of its share capital.

7.2 A division or combination of Shares, including issued Shares, of a class or series shall be for a larger or smaller number, as the case may be, of Shares in the same class or series.

7.3 Where Shares are divided or combined under Article 7.1, the aggregate par value of the new Shares must be equal to the aggregate par value of the original Shares.

7.4 The Company may increase its share capital up to the limit of its authorised share capital by creating new Shares of such amount as it thinks fit.

7.5 Subject to the provisions of the Act, the Company may by ordinary resolution reduce its share capital in any way, and in particular (but without prejudice to the generality of the foregoing) may:

(a) extinguish or reduce the liability on any of its Shares in respect of share capital not paid up;

(b) with or without extinguishing or reducing liability on any of its Shares, cancel any paid up share capital which is lost or unrepresented by available assets; or

(c) with or without extinguishing or reducing liability on any of its Shares, refund any paid up share capital which is in excess of the needs of the Company,

and if and so far as is necessary, alter the Memorandum accordingly.

7.6 A reduction of the Company's share capital under Article 7.5 shall not be subject to confirmation by the Court if the Company's directors pass a resolution authorising the reduction if they are satisfied, on reasonable grounds, that the Company will, immediately after the reduction, be able to pay its debts as they become due and the value of the Company's assets will be greater than the value of its liabilities. The resolution of directors authorising a reduction of the Company's share capital shall contain a statement that, in the opinion of the directors, the Company will, immediately after the reduction, be able to pay its debts as they become due and the value of the Company's assets will be greater than the value of its liabilities.

8. MEETINGS AND WRITTEN CONSENTS OF SHAREHOLDERS

8.1 A meeting of the Shareholders may be held at such time and in such place within or outside Seychelles as the convener of the meeting considers appropriate.

8.2 The directors of the Company may convene a meeting of the Shareholders at any time.

8.3 The directors of the Company shall call a meeting of the Shareholders if requested in writing to do so by Shareholders entitled to exercise at least 20 percent of the voting rights in respect of the matter for which the meeting is requested.

8.4 A written request under Article 8.3 shall state the objects of the meeting, be signed by or on behalf of the requesting Shareholders and be given to the directors at the Company's registered office or principal place of business, and may consist of several documents in similar form each signed by or on behalf of one or more requesting Shareholders.

8.5 If the directors of the Company do not, within 21 days from the date of service of the written request under Article 8.3, call a meeting to be held within 2 months of that date, the requesting Shareholders, or any of them representing more than one half of the total voting rights of all of the requesting Shareholders, may themselves call a meeting, but a meeting so called shall not be held after 3 months from that date.

8.6 A meeting called under Article 8.3 by requesting Shareholders shall be called in the same manner, as nearly as possible, as that in which meetings are to be called by directors.

8.7 A person or persons convening a meeting of the Shareholders shall give to those Shareholders whose names, on the date the notice is given, appear as Shareholders in the Register of Members and are entitled to vote at the meeting:

(a) in the case of a meeting for the passing of an ordinary resolution, not less than 7 days' notice in writing; and

(b) in the case of a meeting for the passing of a special resolution, not less than 21 days' notice in writing.

8.8 Notwithstanding Article 8.7, a meeting of Shareholders held in contravention of the requirement to give notice is valid if Shareholders holding at least 90 percent of the total voting rights on all the matters to be considered at the meeting have waived notice of the meeting and, for this purpose, the presence of a Shareholder at the meeting shall be deemed to constitute a waiver on his part.

8.9 The inadvertent failure of the convener or conveners of a meeting of Shareholders to give notice of the meeting to a Shareholder, or the fact that a Shareholder has not received the notice, does not invalidate the meeting.

8.10 A Shareholder is entitled by written instrument signed by him or on his behalf to appoint another person as his proxy to speak and vote on his behalf at any meeting of the Company at which the Shareholder is entitled to attend and vote at.

8.11 The instrument appointing a proxy shall be produced at the place designated for the meeting before it is due to commence, provided that the notice of the meeting may specify an alternative or additional place or time at which the instrument appointing a proxy shall be produced to the Company.

8.12 An instrument appointing a proxy shall be in substantially the following form or any other form accepted by the chairman of the meeting as properly evidencing the wishes of the Shareholder appointing the proxy:

[COMPANY NAME]

I/We, being a Shareholder of the above Company, HEREBY APPOINT .... of ....to be my/our proxy to vote for me/us at the meeting of Shareholders to be held on the ....day of ...., 20...., and at any adjournment of that meeting.

(Restrictions on voting, if any, to be inserted here)

Signed this ......day of ...., 20....

....
Shareholder (Name and Signature)

8.13 The following applies where Shares are jointly owned:

(a) if two or more persons hold Shares jointly each of them may be present in person or by proxy at a meeting of Shareholders and may speak as a Shareholder;

(b) if only one of the joint Shareholders is present in person or by proxy he may vote on behalf of all joint Shareholders; and

(c) if two or more of the joint Shareholders of Shares are present in person or by proxy they must vote as one and in the event of disagreement between any of the joint Shareholders then the vote of the joint Shareholder whose name appears first (or earliest) in the Register of Members in respect of such Shares shall be recorded as the vote attributable to the Shares.

8.14 No business shall be transacted at any meeting of Shareholders unless a quorum is present. A quorum shall be present if at the commencement of the meeting there are present, in person or by proxy, Shareholders entitled to exercise at least 50 percent of the votes of the Shares or class or series of Shares entitled to vote on resolutions of Shareholders to be considered at the meeting.

8.15 A Shareholder is deemed to be present at a meeting of Shareholders if he participates by telephone or other electronic means and all Shareholders participating in the meeting are able to hear each other.

8.16 If within two hours from the time appointed for the meeting a quorum is not present, the meeting, if convened by or upon a request of Shareholders, shall be dissolved; in any other case it shall stand adjourned to the next business day in the jurisdiction in which the meeting was to have been held at the same time and place or to such other time and place as the directors may determine, and if at the adjourned meeting there are present within one hour from the time appointed for the meeting in person or by proxy not less than one third of the votes of the Shares or each class or series of Shares entitled to vote on the matters to be considered by the meeting, those present shall constitute a quorum but otherwise the meeting shall be dissolved.

8.17 At every meeting of Shareholders, the Chairman of the Board shall preside as chairman of the meeting. If there is no Chairman of the Board or if the Chairman of the Board is not present at the meeting, the Shareholders present shall choose one among themselves to be the chairman. If the Shareholders are unable to choose a chairman, then the person representing the greatest number of voting Shares present in person or by proxy at the meeting shall preside as chairman failing which the oldest individual Shareholder or representative of a Shareholder present shall take the chair.

8.18 The chairman of the meeting may, with the consent of a meeting at which a quorum is present (and shall if so directed by the meeting), adjourn the meeting from time to time and from place to place, but no business shall be transacted at an adjourned meeting other than business left unfinished at the meeting from which the adjournment took place.

8.19 At any meeting of the Shareholders the chairman of the meeting is responsible for deciding in such manner as he considers appropriate whether any resolution proposed has been carried or not and the result of his decision shall be announced to the meeting and recorded in the minutes of the meeting. If the chairman has any doubt as to the outcome of the vote on a proposed resolution, he shall cause a poll to be taken of all votes cast upon such resolution. If the chairman fails to take a poll then any Shareholder present in person or by proxy who disputes the announcement by the chairman of the result of any vote may immediately following such announcement demand that a poll be taken and the chairman shall cause a poll to be taken. If a poll is taken at any meeting, the result shall be announced to the meeting and recorded in the minutes of the meeting.

8.20 A Shareholder that is a body corporate or other non-individual may by resolution of its directors or other governing body authorise such individual as it thinks fit to act as its representative at any meeting of Shareholders or of any class of Shareholders; and the right of any individual to represent a Shareholder shall be determined by the law of the jurisdiction where the Shareholder is constituted or derives its existence. In case of doubt, the Company's directors may in good faith seek legal advice from a legal practitioner in the jurisdiction where the Shareholder is constituted or derives its existence and unless and until a court of competent jurisdiction shall otherwise rule, the directors may rely and act upon such advice without incurring any liability to any Shareholder or the Company.

8.21 The chairman of a meeting at which a vote is cast by proxy or on behalf of any person other than an individual may call for a notarially certified copy of such proxy or authority which shall be produced within 7 days of being so requested or the votes cast by such proxy or on behalf of such person shall be disregarded.

8.22 A director of the Company may attend and speak at any meeting of Shareholders and at any separate meeting of the holders of any class or series of Shares but may not vote unless he is a Shareholder.

8.23 An action that may be taken by Shareholders at a meeting of Shareholders or any class of Shareholders may also be taken by resolution of Shareholders (an ordinary resolution or special resolution, as the case may be) consented to in writing without the need for any notice. A resolution of Shareholders by written consent:

(a) may consist of several documents, including written electronic communications, in like form each signed or assented to by one or more Shareholders; and

(b) shall be deemed to be passed when the written consent instrument, or the last of several instruments, is last signed or otherwise assented to or on such later date as is specified in the resolution.

9. REGISTER OF BENEFICIAL OWNERS

9.1 The Company (unless it is a listed company) shall keep at its registered office in Seychelles a register to be known as a register of beneficial owners (the "**Register of Beneficial Owners**") containing:

(a) the name, residential address, date of birth and nationality of each beneficial owner of the Company;

(b) particulars of each beneficial owner's beneficial interest in the Company and how it is held;

(c) the date on which a person became a beneficial owner of the Company; and

(d) the date on which a person ceased to be a beneficial owner of the Company.

9.2 The Register of Beneficial Owners may be in such form as the directors may approve but if it is in magnetic, electronic or other data storage form, the Company must be able to produce legible evidence of its contents.

9.3 For the purposes of Article 9.1 and Article 10 but subject to sections 355(2), (3) and (4) of the Act, **"beneficial owner"** means any individual (excluding a nominee who acts on behalf of another) who in respect of the Company:

(a) ultimately owns (directly or indirectly and whether alone or jointly with another person or entity) more than 25% of the Shares;

(b) exercises (directly or indirectly and whether alone or jointly with another person or entity) ultimate control over more than 25% of the total voting rights of Shareholders;

(c) is entitled (directly or indirectly and whether alone or jointly with another person or entity) to appoint or remove a majority of the directors of the Company; or

(d) is otherwise entitled to exercise or actually exercises control over the Company or its management.

10. DISCLOSURE OBLIGATIONS RELATING TO BENEFICIAL OWNERSHIP

10.1 In this Article:

"registrable particulars" means the information to be kept in the Company's Register of Beneficial Owners pursuant to Article 9 and section 356 of the Act; and

a **"relevant change"** in relation to a person occurs if:

(a) the person ceases to be a beneficial owner in relation to the Company; or

(b) any other change occurs as a result of which the registrable particulars stated for the person in the Company's Register of Beneficial Owners are incorrect or incomplete.

10.2 Within 30 days of a person becoming a beneficial owner in relation to the Company he shall give written notice to the Company of the registrable particulars relating to him.

10.3 If a relevant change occurs in relation to a person, he shall within 30 days of the relevant change give written notice to the Company of:

(a) the relevant change;

(b) the date on which it occurred; and

(c) any information needed to update the Register of Beneficial Owners.

10.4 Within 30 days of a person (including a Shareholder or beneficial owner) receiving a notice given by the Company under section 359 of the Act, he shall comply with such notice by providing in writing to the company the information requested in the notice.

10.5 The disclosure obligations referred to in Article 10.2 to 10.4 do not apply if the Company is a listed company.

11. DIRECTORS

Management of the Company

11.1 The business and affairs of the Company shall be managed by, or under the direction or supervision of, the directors of the Company.

11.2 The directors of the Company have all the powers necessary for managing, and for directing and supervising, the business and affairs of the Company.

11.3 The directors may pay all expenses incurred preliminary to and in connection with the incorporation of the Company and may exercise all such powers of the Company as are not by the Act or by the Memorandum or the Articles required to be exercised by the Shareholders.

11.4 The directors may by resolution of directors exercise all the powers of the Company to incur indebtedness, liabilities or obligations and to secure indebtedness, liabilities or obligations whether of the Company or of any third party.

11.5 All cheques, promissory notes, drafts, bills of exchange and other negotiable instruments and all receipts for moneys paid to the Company shall be signed, drawn, accepted, endorsed or otherwise executed, as the case may be, in such manner as shall from time to time be determined by resolution of directors.

Duties of directors

11.6 Subject to Article 11.7, each director of the Company, in exercising his powers and performing his duties, shall:

(a) act in accordance with the Memorandum and Articles;

(b) act honestly and in good faith and in what the director believes to be in the best interests of the Company; and

(c) exercise the care, diligence and skill that a reasonably prudent person would exercise in the same circumstances.

11.7 If the Company is a wholly-owned subsidiary, a director of the Company may, when exercising powers or performing duties as a director, act in a manner which he believes is in the best interests of the Company's parent even though it may not be in the best interests of the Company.

Appointment, resignation and removal of directors

11.8 Subject to Article 11.9, the minimum number of directors shall be one and there shall be no maximum number.

11.9 The first director or directors of the Company shall, within nine months of the date of the Company's incorporation, be appointed in writing by the subscriber to the Memorandum. Subsequent directors of the Company may be appointed by ordinary resolution or by resolution of directors.

11.10 A director holds office for the term, if any, fixed by the resolution appointing him, or until his successor takes office or until his earlier death, resignation or removal.

11.11 The directors of the Company may appoint one or more directors to fill a vacancy on the board in the event that a director dies or otherwise ceases to hold office as a director prior to the expiration of his term of office. In such a case, the directors may not appoint a director for a term exceeding the term that remained when the person who ceased to be a director left or otherwise ceased to hold office.

11.12 A director is not required to hold a Share as a qualification for office.

11.13 A director may resign his office by giving written notice of his resignation to the Company and the resignation has effect from the date the notice is received by the Company or from such later date as may be specified in the notice. A director shall resign forthwith as a director if he is, or becomes, prohibited from acting as a director under the Act.

11.14 A director of the Company may be removed from office:

(a) by ordinary resolution:

(i) passed at a meeting of Shareholders called for the purpose of removing the director or for purposes including the removal of the director; or

(ii) passed and consented to in writing by Shareholders representing in excess of half of the total votes of the Shareholders entitled to vote on the resolution;

(b) by resolution of directors:

(i) passed at a meeting of directors called for the purpose of removing the director or for purposes including the removal of the director; or

(ii) passed and consented to in writing by directors of the Company representing in excess of half of the total votes of directors entitled to vote on the resolution.

Alternate directors

11.15 Subject to Article 11.16, a director may from appoint as an alternate another director or any other person who is not prohibited from appointment as a director under section 133 of the Act to exercise the appointing director's powers and to carry out the appointing director's responsibilities in relation to the taking of decisions by the directors in the absence of the appointing director.

11.16 The appointment of an alternate director shall be in writing and written notice of the appointment shall be given by the appointing director to the Company. The appointment of an alternate director does not take effect until written notice of the appointment has been given to the Company.

11.17 The appointing director may at any time in writing terminate the alternate's appointment and shall give written notice of the termination to the Company. The termination of the appointment of an alternate director does not take effect until written notice of the termination has been given to the Company, except that if a director shall die or cease to hold the office of director, the appointment of his alternate shall thereupon cease and terminate immediately without the need of notice.

11.18 An alternate director has no power to appoint an alternate, whether of the appointing director or of the alternate director.

11.19 An alternate director has the same rights as the appointing director in relation to any directors' meeting and any written resolution circulated for written consent. Any exercise by the alternate director of the appointing director's powers in relation to the taking of decisions by the directors, is as effective as if the powers were exercised by the appointing director.

11.20 An alternate director does not act as an agent of or for the appointing director, and is liable for his own acts and omissions as an alternate director.

11.21 An alternate director is not entitled to receive any remuneration from the Company for services as an alternate director. The remuneration of an alternate director (if any) shall be payable as may be agreed between such alternate and the director appointing him.

Reserve directors

11.22 Where the Company only has one Shareholder who is an individual and that Shareholder is also the sole director of the Company, the sole Shareholder/director may, by instrument in writing, nominate a person who is not disqualified from being a director of the Company as a reserve director of the Company to act in the place of the sole director in the event of his death.

11.23 The nomination of a person as a reserve director of the Company ceases to have effect if:

(a) before the death of the sole Shareholder/director who nominated him, he resigns as reserve director, or the sole Shareholder/director revokes the nomination in writing; or

(b) the sole Shareholder/director who nominated him ceases to be able to be the sole Shareholder/director of the Company for any reason other than his death.

Remuneration of directors

11.24 The directors may, by a resolution of directors, fix the emoluments of directors with respect to services to be rendered in any capacity to the Company.

Register of Directors

11.25 The Company shall keep at its registered office in Seychelles a register to be known as a register of directors (**"Register of Directors"**) containing:

(a) the name of each person who is a director or alternate director of the Company and of any person who has been nominated as a reserve director of the Company, identifying whether the person is a director, alternate director or reserve director;

(b) in the case of director, alternate director or reserve director who is an individual, his or her date of birth, nationality and address for service of documents and, if different to his or her address for service of documents, his or her usual residential address;

(c) in the case of a director, alternate director or reserve director that is a body corporate, its registered office address and place and date of incorporation or registration;

(d) the date on which each person whose name is entered in the register was appointed as a director or alternate director, or nominated as a reserve director, of the Company;

(e) the date on which each person named as a director or alternate director ceased to be a director or alternate director of the company; and

(f) the date on which the nomination of any person nominated as a reserve director ceased to have effect.

11.26 The Register of Directors may be in such form as the directors may approve but if it is in magnetic, electronic or other data storage form, the Company must be able to produce legible evidence of its contents.

Committees and delegation of directors' powers

11.27 The Board may by resolution of directors delegate to a committee of directors, a director or employee of the company, or to any other person, any one or more of its powers, except that the directors have no power to delegate the following powers:

(a) to approve Distributions;

(b) to amend the Memorandum or Articles;

(c) to designate committees of directors;

(d) to delegate powers to a committee of directors;

(e) to appoint or remove directors;

(f) to appoint or remove an agent;

(g) to approve a plan or merger, consolidation or arrangement; or

(h) to approve the Company's voluntary winding up.

11.28 If the Board delegates a power under Article 11.27 it is responsible for the exercise of the power by the delegate as if the power had been exercised by the Board, unless the Board believed on reasonable grounds at all times before the exercise of the power that the delegate would exercise the power in conformity with the duties imposed on directors by the Act and the Memorandum and Articles and the Board has monitored, by means of reasonable methods properly used, the exercise of the power by the delegate.

11.29 The meetings and proceedings of a committee of directors consisting of two or more directors shall be governed *mutatis mutandis* by the provisions of the Articles regulating the proceedings of directors so far as the same are not superseded by any provisions in the resolution of directors establishing the committee.

Body corporate director

11.30 A director which is a body corporate may appoint any individual as its duly authorised representative for the purpose of representing it at meetings of the directors, with respect to the signing of consents or otherwise.

Approvals in respect of certain dispositions of assets

11.31 A sale, transfer, lease, exchange or other disposition, other than a mortgage, charge, pledge or other encumbrance or the enforcement thereof, of more than 50 percent in value of the assets of the Company, if not made in the usual or regular course of the business carried on by the Company, shall be made as follows:

(a) the sale, transfer, lease, exchange or other disposition shall be approved by the directors by resolution of directors;

(b) upon approval of the sale, transfer, lease, exchange or other disposition, the directors shall submit details of the disposition to the Shareholders for it to be approved by ordinary resolution;

(c) if a meeting of Shareholders is to be held, notice of the meeting, accompanied by an outline of the disposition, shall be given to each Shareholder, whether or not he is entitled to vote on the sale, transfer, lease, exchange or other disposition; and

(d) if it is proposed to obtain the written consent of Shareholders, an outline of the disposition shall be given to each Shareholder, whether or not he is entitled to consent to the sale, transfer, lease, exchange or other disposition.

11.32 For the purposes of the Article 11.31 and section 206 of the Act, the directors may by resolution of directors determine that any sale, transfer, lease, exchange or other disposition is in the usual or regular course of the business carried on by the Company and such determination is, in the absence of fraud, conclusive.

12. MEETINGS AND WRITTEN CONSENTS OF DIRECTORS

12.1 Any one director of the Company may call a meeting of the directors by sending a written notice to each other director.

12.2 The directors of the Company or any committee of directors may meet at such times and in such manner and places within or outside Seychelles as the directors may determine to be necessary or desirable

12.3 A director shall be given not less than two days' notice of meetings of directors, but a meeting of directors held without two days' notice having been given to all directors shall be valid if all the directors entitled to vote at the meeting waive notice of the meeting, and for this purpose the presence of a director at a meeting shall constitute a waiver by that director.

12.4 The inadvertent failure to give notice of a meeting to a director, or the fact that a director has not received the notice, does not invalidate the meeting.

12.5 A meeting of directors is duly constituted for all purposes if at the commencement of the meeting there are present in person or by alternate not less than half of the total number of directors, unless there are only two directors in which case the quorum is two.

12.6 A director is deemed to be present at a meeting of directors if he participates by telephone or other electronic means and all directors participating in the meeting are able to hear each other.

12.7 If the Company has only one director:

(a) the provisions in this Article for meetings of directors do not apply and the sole director has full power to represent and act for the Company in all matters as are not by the Act, the Memorandum or the Articles required to be exercised by the Shareholders;

(b) a resolution of directors shall be passed by written consent by the sole director and without the need for any notice.

12.8 At meetings of directors at which the Chairman of the Board is present, he shall preside as chairman of the meeting. If there is no Chairman of the Board or if the Chairman of the Board is not present, the directors present shall choose one among themselves to be chairman of the meeting.

12.9 An action that may be taken by directors at a meeting of directors may also be taken by a resolution of directors consented to in writing without the need for any notice. A resolution of directors by written consent:

(a) may consist of several documents, including written electronic communications, in like form each signed or assented to by one or more directors; and

(b) shall be deemed to be passed when the written consent instrument, or the last of several instruments, is last signed or otherwise assented to or on such later date as is specified in the resolution.

13. OFFICERS AND AGENTS

13.1 The Company may by resolution of directors appoint officers of the Company at such times as may be considered necessary or expedient. Such officers may consist of a Chairman of the Board of Directors, a president and one or more vice-presidents, secretaries and treasurers and such other officers as may from time to time be considered necessary or expedient. Any number of offices may be held by the same person.

13.2 The officers shall perform such duties as are prescribed at the time of their appointment subject to any modification in such duties as may be prescribed thereafter by resolution of directors. In the absence of any specific prescription of duties it shall be the responsibility of the Chairman of the Board to preside at meetings of directors and Shareholders, the president to manage the day to day affairs of the Company, and the vice-presidents to act in order of seniority in the absence of the president but otherwise to perform such duties as may be delegated to them by the president.

13.3 The emoluments of all officers shall be fixed by resolution of directors.

13.4 The officers of the Company shall hold office until their successors are duly appointed, but any officer elected or appointed by the directors may be removed at any time, with or without cause, by resolution of directors. Any vacancy occurring in any office of the Company may be filled by resolution of directors.

13.5 The directors may, by a resolution of directors, appoint any person, including a person who is a director, to be an agent of the Company.

13.6 An agent of the Company shall have such powers and authority of the directors, including the power and authority to affix the Seal, as are set out in the Articles or in the resolution of directors appointing the agent, except that no agent has any power or authority with respect to the non-delegable powers referred to in paragraphs (a) to (h) of Article 11.27.

13.7 The resolution of directors appointing an agent may authorise the agent to appoint one or more substitutes or delegates to exercise some or all of the powers conferred on the agent by the Company.

13.8 The directors may remove an agent appointed by the Company under Article 13.5 and may revoke or vary a power conferred on him.

14. CONFLICT OF INTERESTS

14.1 Where a director of the Company has an interest in a transaction entered into or to be entered into by the Company which to a material extent conflicts or may conflict with the interests of the Company, the director shall, within 7 days after becoming aware of the fact that he has such an interest, disclose the interest to all other directors of the Company.

14.2 A director of the Company is not required to comply with Article 14.1, if the transaction or proposed transaction is between the director and the Company and the transaction or proposed transaction is or is to be entered into in the ordinary course of the Company's business and on usual terms and conditions.

14.3 For the purposes of Article 14.1, a disclosure to all other directors of the Company to the effect that a director is a member, director, other officer or trustee of another named company or other person and is to be regarded as interested in any transaction which may, after the date of the entry or disclosure, be entered into with that company or other person, is a sufficient disclosure of interest in relation to that transaction.

14.4 A director of the Company who is interested in a transaction entered into or to be entered into by the Company may:

(a) vote on a matter relating to the transaction;

(b) attend a meeting of directors at which a matter relating to the transaction arises and be included among the directors present at the meeting for the purposes of a quorum; and

(c) sign a document on behalf of the Company, or do any other thing in his capacity as a director, that relates to the transaction.

14.5 A transaction entered into by the Company in respect of which a director is interested is voidable by the Company unless:

(a) the director's interest was disclosed to the other directors in accordance with Article 14.1 prior to the Company entering into the transaction;

(b) the director's interest was not required to be disclosed by virtue of Article 14.2;

(c) the material facts of the interest of the director in the transaction are known by the Shareholders entitled to vote at a meeting of Shareholders and the transaction is approved or ratified by a resolution of Shareholders; or

(d) the Company received fair value for the transaction.

15. INDEMNIFICATION

15.1 Subject to Article 15.2, the Company shall indemnify against all expenses, including legal fees, and against all judgments, fines and amounts paid in settlement and reasonably incurred in connection with legal, administrative or investigative proceedings any person who:

(a) is or was a party or is threatened to be made a party to any threatened, pending or completed proceedings, whether civil, criminal, administrative or investigative, by reason of the fact that the person is or was a director of the Company; or

(b) is or was, at the request of the Company, serving as a director of, or in any other capacity is or was acting for, another company or a partnership, joint venture, trust or other enterprise.

15.2 The indemnity in Article 15.1 does not apply unless the person acted honestly and in good faith and in what he believed to be in the best interests of the Company and, in the case of criminal proceedings, the person had no reasonable cause to believe that his conduct was unlawful. The Company shall not indemnify a person in breach of this Article 15.2 and any indemnity given in breach of this Article 15.2 is void and of no effect.

15.3 For the purposes of Article 15.2 a director acts in the best interests of the Company if he acts in the best interests of the Company's parent or a Shareholder or Shareholders, in either case, in the circumstances specified in Article 11.7.

15.4 The termination of any proceedings by any judgment, order, settlement, conviction or the entering of a *nolle prosequi* does not, by itself, create a presumption that the person did not act honestly and in good faith and with a view to the best interests of the Company or that the person had reasonable cause to believe that his conduct was unlawful.

15.5 Expenses, including legal fees, incurred by a director in defending any legal, administrative or investigative proceedings may be paid by the company in advance of the final disposition of such proceedings upon receipt of an undertaking by or on behalf of the director to repay the amount if it shall ultimately be determined that the director is not entitled to be indemnified by the Company in accordance with Article 15.1.

15.6 Expenses, including legal fees, incurred by a former director in defending any legal, administrative or investigative proceedings may be paid by the company in advance of the final disposition of such proceedings upon receipt of an undertaking by or on behalf of the former director to repay the amount if it shall ultimately be determined that the former director is not entitled to be indemnified by the company in accordance with Article 15.1 and upon such other terms and conditions, if any, as the Company deems appropriate.

15.7 The indemnification and advancement of expenses provided by, or granted pursuant to, this Article is not exclusive of any other rights to which the person seeking indemnification or advancement of expenses may be entitled under any agreement, resolution of Shareholders, resolution of disinterested directors or otherwise, both as to acting in the person's official capacity and as to acting in another capacity while serving as a director of the Company.

15.8 If a person referred to in Article 15.1 has been successful in defence of any proceedings referred to in Article 15.1, the person is entitled to be indemnified against all expenses, including legal fees, and against all judgments, fines and amounts paid in settlement and reasonably incurred by the person in connection with the proceedings.

15.9 The Company may purchase and maintain insurance in relation to any person who is or was a director, officer or liquidator of the Company, or who at the request of the Company is or was serving as a director, officer or liquidator of, or in any other capacity is or was acting for, another body corporate or a partnership, joint venture, trust or other enterprise, against any liability asserted against the person and incurred by the person in that capacity, whether or not the Company has or would have had the power or obligation to indemnify the person against the liability under Article 15.1.

16. CHARGES

16.1 The Company may by an instrument in writing create a charge over all or any of its property.

16.2 The Company shall keep at its registered office in Seychelles a register of charges ("**Register of Charges**") containing in respect of each charge created by it:

(a) if the charge is a charge created by the Company, the date of its creation or, if the charge is a charge existing on property acquired by the Company, the date on which the property was acquired;

(b) a short description of the liability secured by the charge;

(c) a short description of the property charged;

(d) the name and address of the chargee, who may be acting as a trustee or security agent for other persons; and

(e) details of any prohibition or restriction, if any, contained in the instrument creating the charge on the power of the company to create any future charge ranking in priority to or equally with the charge.

16.3 The Register of Charges may be in such form as the directors may approve but if it is in magnetic, electronic or other data storage form, the company must be able to produce legible evidence of its contents.

17. KEEPING OF RESOLUTIONS AND ACCOUNTING RECORDS

17.1 The Company shall keep:

(a) minutes of all meetings of directors and any committees of directors;

(b) copies of all written resolutions consented to by its directors and any committees of its directors;

(c) minutes of all meetings of the Shareholders and any class of Shareholders; and

(d) copies of all written resolutions consented to by the Shareholders and any class of Shareholders.

17.2 The Company shall keep the documents referred to in Article 17.1 (together referred to as the "**resolutions**") at such place inside or outside of Seychelles as the directors shall determine. Where the Company does not keep the resolutions at its registered office, it shall notify in writing its registered agent of the physical address of the place at which its resolutions are kept.

17.3 Where there is a change in the place at which the Company's resolutions are kept, the Company shall, within 14 days of the change, notify in writing its registered agent of the physical address of the place at which the resolutions are kept.

17.4 The Company shall keep reliable accounting records that:

(a) are sufficient to show and explain the Company's transactions;

(b) enable the financial position of the Company to be determined with reasonable accuracy at any time; and

(c) allow for accounts of the Company to be prepared (notwithstanding that the Company is not required under the Act to prepare accounts).

17.5 For the purposes of this Article, "**accounting records**" mean documents in respect of the Company's assets and liabilities, the receipts and expenditure of the Company and the sales, purchases and other transactions to which the Company is a party.

17.6 The Company shall keep its accounting records at its registered office or such place inside or outside Seychelles as the directors think fit. Where the Company's accounting records are kept at a place other than at its registered office, the Company shall inform its registered agent in writing of the physical address of that place.

17.7 Where the place at which the Company's accounting records are kept is changed, the Company shall inform its registered agent in writing of the physical address of the new location of the accounting records within 14 days of the change of location.

18. SEAL

18.1 The Company may (but is not required to) have a Seal.

18.2 If a Seal is adopted by the Company, it shall have the Company's name in legible characters on it and the directors shall provide for its safe custody. The Company may have more than one Seal and references in these Articles to the Seal shall be references to every Seal which shall have been duly adopted by resolution of directors.

18.3 Except as otherwise expressly provided in the Articles, the Seal when affixed to any written instrument shall be witnessed and attested to by the signature of any one director or other person so authorised from time to time by resolution of directors. Such authorisation may be before or after the Seal is affixed, may be general or specific and may refer to any number of sealings.

18.4 The directors may provide for a facsimile of the Seal and of the signature of any director or authorised person which may be reproduced by printing or other means on any instrument and it shall have the same force and validity as if the Seal had been affixed to such instrument and the same had been attested to as described in Article 18.3.

19. DISTRIBUTIONS

19.1 The directors of the Company may, by resolution of directors, authorise a Distribution (including by way of Dividend) at such time and of such an amount as they think fit if they are satisfied, on reasonable grounds, that the Company will, immediately after the Distribution, be able to pay its debts as they become due and the value of the Company's assets will be greater than the value of its liabilities.

19.2 A resolution of directors passed under Article 19.1 shall contain a statement that, in the opinion of the directors, the Company will, immediately after the Distribution, be able to pay its debts as they become due and the value of the Company's assets will be greater than the value of its liabilities.

19.3 A Distribution may be in the form of money, Shares or any other property.

19.4 If multiple persons are registered as joint holders of any Share, any of them may give effectual receipt for a Distribution payable in respect of that Share.

19.5 Notice of a Distribution that may have been declared shall be given to each Shareholder and all Distributions unclaimed for 3 years after having been declared may be forfeited by resolution of directors for the benefit of the Company.

19.6 No Distribution shall bear interest against the Company and no Distribution shall be paid on Treasury Shares.

20. NOTICES

20.1 Any notice, information or written statement to be given by the Company to Shareholders shall be in writing and may be given by personal service, mail, courier, email, or fax to such Shareholder's address as shown in the Register of Members or to such Shareholder's email address or fax number as notified by the Shareholder to the Company in writing from time to time.

20.2 Any summons, notice, order, document, process, information or written statement to be served on the Company may be served by leaving it, or by sending it by registered mail addressed to the Company, at its registered office, or by leaving it with, or by sending it by registered mail to, the registered agent of the Company.

20.3 Where a notice is sent by post, service of the notice shall be deemed to be effected by properly addressing, prepaying and posting a letter containing notice, and shall be deemed to be received on the fifth business day following the day on which the notice was posted. Where a notice is sent by fax or email, notice shall be deemed to be effected by transmitting the email or fax to the address or number provided by the intended recipient and service of the notice shall be deemed to have been received on the same day that it was transmitted.

21. VOLUNTARY WINDING UP AND DISSOLUTION

Subject to Sub-Part II of Part XVII to the Act, the Company may by ordinary resolution voluntarily commence to wind up and dissolve the Company.

22. CONTINUATION

Subject to Part XII of the Act, the Company may by ordinary resolution or by resolution of directors continue as a company incorporated under the laws of a jurisdiction outside Seychelles in the manner provided under those laws.

We, the undersigned Subscriber, for the purpose of incorporating the Company, hereby subscribe our name to these Articles of Association

Name, Address and Description of Subscriber

Name: Sertus Incorporations (Seychelles) Limited
Address: Sertus Chambers, Second Floor, The Quadrant, Manglier Street, Victoria, Mahé, Republic of Seychelles
Description: Registered agent of the Company

Signed for and on behalf of
Sertus Incorporations (Seychelles) Limited
By Authorised Signatory

These Articles of Association are
executed at Victoria, Mahé, Seychelles
this 4th day of April, 2019

In the presence of the below WITNESS to the above signature:

REGISTRAR OF INTERNATIONAL
BUSINESS COMPANIES
REPUBLIC OF SEYCHELLES
04 APR 2019

Witness name: Yuna Savy
Occupation: Corporate Services Support Officer
Address: Union Vale, Mahé, Seychelles

<中文譯本，僅供參考>
（中英文如有不一致之處，以英文版為準）

國際商業公司註冊編號： 211168

塞舌爾

二零一六年國際商業公司法

ZYQC International Holding Group Limited
中源国际控股集团有限公司

公司組織章程大綱與細則

於二零一九年四月四日成立

REGISTRAR OF INTERNATIONAL BUSINESS COMPANIES
REPUBLIC OF SEYCHELLES
04 APR 2019

二零一六年國際商業公司法

ZYQC International Holding Group Limited
中源国际控股集团有限公司
（「本公司」）

之

公司組織章程大綱

1. **定義與釋義**

1.1 在本公司組織章程大綱與本細則內，除非文義另有規定，否則下列詞語有以下意義：

「**該法**」指《二零一六年國際商業公司法》，包括一切據其訂立的規例；

「**本細則**」指隨附之本公司公司組織章程細則及不時之修訂；

「**法定股本**」就公司而言，指本公司依本大綱授權而可發行的股本最大金額；

「**實益擁有人」**」如就本細則第 9 條及第 10 條而言，如本細則第 9.3 條中所定義；

「**董事會**」指本公司當時的董事；

「**紅利股份**」指無償發行給現時股東的股份，就各方面而言，視為在發行時已全額支付之股份。

「**董事會主席**」指如本細則第 13 條中所定義；

「**抵押**」指任何形式的抵押利益，包括但不限於，對位於任何地點之財產（不包括因法律的施行而獲得之利益）所設定的固定或浮動抵押、按揭、質押、或擔保契約；

「**分配**」就公司對股東作出的分配而言：

(a) 指股份以外的直接或間接資產之轉讓，無論是為股東利益，或因一項債務而產生之股東利益，與股東持有的股份相關的，包括購買資產、買回或贖回或以其他方式收購股份、或債權轉讓、或以其他方式進行的，且包括股息；但

(b) 不包括在公司清盤時，以資產分配方式分配給股東的資產；

「**股息**」指將公司資產分配給股東的每項分配，但不包括以下列方式作出的分配：

(a) 發放紅利股份給股東；

(b) 買回或贖回公司本身股份，或為買回公司本身股份作出之財務援助；或

(c) 減少股份資本；

「**上市公司**」就本細則第 9 條及第 10 條而言，指該公司股份在認可交易所上市，或該公司是一家法團、合夥關係、或信託的子公司，而該法團、合夥關係、或信託的股份在認可交易所上市；

「**成員**」指股東；

「**本大綱**」指本公司之公司組織章程大綱及不時之修訂；

「**普通決議案**」指：

(a) 於本公司之股東會議上，由超過半數有權投票之股東親自或由其出席代表，以舉手投票方式投票贊成而通過之決議案；或

(b) 於本公司之股東會議上，由超過半數有權投票之股東親自或由其出席代表，以按股數投票方式投票贊成而通過之決議案；或

(c) 由超過半數有權就該決議投票之股東，以書面同意之方式通過之決議案；

「**人士**」包括任何個人、公司、基金會、信託（由受託人代為行事）、已去世者之遺產、合夥企業，非法人社團或；

「**質押**」指對本公司的任何股份，除因法律的施行而產生的，任何形式之擔保權益，包括質押、抵押、或押貨預支，而「**質押物**」、「**質權人**」、「**質押人**」應依此詮釋；

「**認可交易所**」指依照《2007 年證券法》規定之持牌證券交易所、《2007 年證券法》所定義之海外證券交易所、或具備世界交易所聯合會 (World Federation of Exchanges)會員資格之任何其他交易所；

「**實益擁有人名冊**」如本細則第 9.1 條中所定義；

「**抵押登記冊**」如本細則第 16.2 條中所定義；

「**董事名冊**」如本細則第 11.25 條中所定義；

「**股東名冊**」如本細則第 2.7 條中所定義；

「**公司註冊處處長**」如該法中所定義；

「**董事決議案**」指：

(a) 於本公司之董事會會議上，由超過半數有權就該決議投票之出席董事投贊成票而通過之決議案；或

(b) 由超過半數有權就該決議投票之董事，以書面同意方式通過之決議案，無須發出任何通知；

「**鋼印**」指任何被正式採納為本公司正式印鑑之鋼印；

「**證券**」就本公司而言，如《2007 年證券法》第 2(1)條所定義，包括股份、各類型債務責任、以及選擇權、認股權證，和取得股份或債務責任之其他權利；

「**股份**」指本公司已發行或將發行之有面額股份；

「**股本**」與本公司有關，指本公司之全部已發行股份之面額總價值，以及由本公司作為庫存股份持有之有面額股份，以及可不時經董事會決議案由公司盈餘移轉至股本之金額；

「**股東**」指名列本公司股東名冊中作為股東，持有一股或多股股份，或零碎股份之人士；

「**特別決議案**」指：

(a) 於本公司之股東會議上，由至少三分之二有權投票之股東親自或由其出席代表，以舉手投票方式投票贊成而通過之決議案；或

(b) 於本公司之股東會議上，由至少三分之二有權投票之股東親自或由其出席代表，以按股數投票方式投票贊成而通過之決議案；或

(c) 由至少三分之二有權就該決議投票之股東，以書面同意之方式通過之決議案；

「**盈餘**」與本公司有關，指在決定時，如帳冊所示並加上股本後，本公司總資產扣除總負債後之餘額（如有）；

「**庫存股份**」指之前已發行但被本公司回購、贖回或以其方式取得而沒有被取消之股份 ；及

「**書面**」或任何類似詞語表述，包含一切書寫形式，包括（但不限於）以電子、數據、磁性、光學、電磁、生物特徵、光子等方式產生、發出、收到、或儲存的，包括電子資料交換、電子郵件、電報等，而「**以書面方式**」應依此詮釋。

1.2 在本大綱和本細則內，除非文義另有規定，否則：

(a) 細則，指本細則之條文；

(b) 「**條文**」指本大綱之條文；

(c) 對於法例（包括該法）或本大綱或本細則之參照，包括對於該些法例或相關修訂文件或法例之相關重新制定文件之參照；及

(d) 單數詞包括複數詞義，反之亦然，而以某一性別表達之詞語包括所有性別。

1.3 該法中所定義的任何文字或表述，在本大綱或本細則的具有相同定義，除非文義有不同之處，或除非本大綱或本細則中另有定義。

1.4 標題只為方便閱讀，不影響對於本大綱與本細則之詮釋。

2. **名稱**

本公司之名稱為 ZYQC International Holding Group Limited 中源国际控股集团有限公司。

3. **公司類型**

3.1 本公司是：

(a) 國際商業公司（如該法所定義）；

(b) 股份有限公司（如該法所定義）；及

(c) 有面額股份之公司（如該法所定義）。

3.2 本公司股東持有股份須承擔之責任，僅限於未繳付之應繳股款金額（如有）。

4. **註冊代理人**

本公司之註冊代理人為 Sertus Incorporations (Seychelles) Limited，地址為 Second Floor, Sertus Chambers, Second Floor, The Quadrant, Manglier Street, P.O. Box 334 Victoria, Mahé, Republic of Seychelles。

5. **註冊辦事處**

本公司之註冊辦事處位於 Sertus Chambers, Second Floor, The Quadrant, Manglier Street, Victoria, Mahé, Republic of Seychelles。

6. **能力與權力**

6.1 在符合該法及任何其他塞舌爾成文法規定的情況下，不論是否符合公司利益，本公司具備下列能力：

(a) 進行或從事任何業務或活動、作出任何行動、或訂立任何交易之完全能力；及

(b) 就上述 (a) 項而言，之完全權利、權力及特權。

6.2 本公司可從事下文第7條規定以外的任何業務，不受任何限制。

7. **本公司業務限制**

本公司無權：

(a.) 在塞舌爾境內或境外從事銀行業務（如《2004 年金融機構法》所定義）；

(b.) 在塞舌爾境內從事保險業務（如《2008 年保險法》所定義）或在塞舌爾境外從事該業務，除非已根據其從事該業務的每個國家之法律獲發執照，或依其他方式可合法從事該業務；

(c.) 從事提供國際企業服務、國際信託人服務、或基金會服務（如《2003年國際企業服務提供者法》所定義），但若為以下情況則不受此限：

(i) 屬於《2003 年國際企業服務提供者法》所允許之範圍；及

(ii) 在塞舌爾境外從事該等業務，除非已根據其從事該業務的每個國家之法律獲發執照，或依其他方式可合法從事該業務；

(d.) 在塞舌爾境內從事證券業務（如《2007年證券法》所定義）或在塞舌爾境外從事該業務，除非已根據其從事該業務的每個國家之法律獲發執照，或依其他方式可合法從事該業務；

(e.) 從事互惠基金業務（如《2008年互惠基金和對沖基金法》所定義），除非已根據《2008年互惠基金和對沖基金法》或根據認可國家（如《2008年互惠基金和對沖基金法》所定義）之法律獲發執照，或以其他方式可合法從事該業務；或

(f.) 在塞舌爾境內或境外從事賭博業務（如《2014年塞舌爾賭博法》所定義），包括互動式賭博業務，除非已根據其從事該業務的每個國家之法律獲發執照，或依其他方式可合法從事該業務。

8. **貨幣**

本公司之股份以美國貨幣發行。

9. **法定股本及股份類別及系列**

本公司之法定股本為 300,000,000 美元，分為 300,000,000 股每股面值一美元之普通股份。

10. **股份附帶之權利**

10.1 每股已發行股份賦予股東以下權利：

(a) 在股東會議上或就任何股東決議案投一票之權利；

(b) 平均分享公司支付之任何股息之權利；及

(c) 在公司清盤時，平均分享公司（在清償負債後餘下之）盈餘資產分配之權利。

10.2 在符合本細則第3條之情況下，本公司董事可通過董事會決議贖回、購買、或以其他方式取得一切或任何股份。

11. **記名股份**

11.1 本公司只能發行記名股份。

11.2 本公司不得，且無權：發行不記名股份、將記名股份轉換為不記名股份、將記名股份交換為不記名股份、或將任何其他證券轉換或交換為不記名股份。

12. **權利變更**

在任何時候，若股份分為不同類別，如需變更附於任何類別股份之權利，無論本公司是否正在進行清盤，僅可由持有該類別至少百分之五十之已發行股份之股東，以書面同意方式，或以於股東會議中通過決議案之方式，予以變更。

13. **獲發行股份之權利不得被變更且享有同等權利**

除非相關類別股份之發行條款另有明確規定，任何類別股份持有人獲授予之權利，於增設或發行更多同類別股份時，不得被視為不同，並享有同等權利。

14. **修訂**

14.1 在不違反本大綱第 12 及 14.2 條以及本細則第 7 條的情況下，本公司可通過股東之普通決議案或董事決議案，修訂本大綱或本細則內任何或所有條文。

14.2 若為下列情況，不得經由董事決議進行修訂：

(a) 該修訂是為限制本公司股東修訂本大綱或本細則的權利或權力；

(b) 該修訂是為更改修訂本大綱或本細則所需的股東決議案通過比例；

(c) 若本大綱或本細則不能由股東修訂；或

(d) 關於本大綱第10, 11, 12, 13條，或本大綱第14條之修訂。

14.3 本大綱或本細則修訂，由根據該法向註冊處長登記該修訂之日起，方為生效。

我們，下述發起人，為設立本公司為目的，現作為發起人簽署本組織章程大綱。

發起人之姓名/名稱，地址和身份

名稱：Sertus Incorporations (Seychelles) Limited
地址：Sertus Chambers, Second Floor, The Quadrant, Manglier Street, Victoria, Mahé, Republic of Seychelles
身份：本公司註冊代理人

代表
Sertus Incorporations (Seychelles) Limited
由獲授權簽署人簽署

本章程組織大綱於
二零一九年四月四日
在 Victoria, Mahé, Seychelles 簽署

上述簽署在場見證人：

REGISTRAR OF INTERNATIONAL BUSINESS COMPANIES REPUBLIC OF SEYCHELLES
04 APR 2019

見證人姓名：Yuna Savy
職業：Corporate Services Support Officer
地址：Union Vale, Mahé, Seychelles

ZYQC International Holding Group Limited
中源国际控股集团有限公司
（「本公司」）

之

公司組織章程細則

1. **股票**

1.1 股東均有權免費獲得一張由本公司發出之股票，股票應列明由該股東持有之股份數目及類別，並由董事、或本公司其他高級職員、或經董事決議案授權之任何其他人士簽署，或並加蓋公司鋼印，而前述人士之簽署、或公司鋼印，可以是摹本。

1.2 由多人聯名持有股份，公司並非必須發出一張以上之股票，而將一張股票送交給聯名持有人之其中一人，即為已將股票送交給全部聯名持有人。

1.3 收取股票之股東，必須就持有有關股票人士不正當或欺詐使用股票或陳述而導致本公司、或本公司董事或其他高級職員蒙受之損失或責任作出賠償，並確保本公司或本公司高級職員不受損害。相關股份之股票被污損、損壞、遺失、或遭銷毀，本公司可在有關人士出具已污損或損壞之股票，或股票已遺失或遭銷毀之足夠證據，並作出經董事決議案要求之賠償保證後，更換有關股票。

2. **股份**

2.1 股份和其他證券可按董事通過董事決議案決定之時間、對象、代價、及條款發行。

2.2 該法第 57 條（*優先認購權*）不適用於本公司。

2.3 受限於本細則第 2.4, 2.5 及 2.6 條之規定，股份發行之代價金可以任何形式繳付，包括金錢、本票、或投入金錢或財產、不動產、動產（包括聲譽及專業技術）、提供服務或未來提供服務之合約等之其他書面承諾方式支付。

2.4 受限於該法第55條之規定，股份代價金不得低於股份面額。若股份以低於股份面額之代價金發行，認購相關股份之人士，有責任繳付本公司發行代價金與股份面額之差額。

2.5 本公司可發行紅利股份、部份繳付代價金股份、及未繳付代價金股份，並可接受代價金於股份發行後，以本公司批准之時間、期數及金額，以分期方式繳付；相關股票上應註明該等股份為紅利股份、部份繳付代價金股份、或未繳付代價金股份（視情況而定）。部份繳付代價金股份、或未繳付代價金股份之股東，於股份代價金全數繳付後，有權要求發出一張無註明文字之新股票，替代原有股票。

2.6 所有股份（紅利股份不在此限）皆不得以非金錢代價發行，除非已通過董事決議案並敍明下列事項：

(a) 發行股份應入帳之金額；

(b) 董事決定之發行股份之非金錢代價之現時合理現金價值；

(c) 董事認為，該次股份發行之非金錢代價之現時合理現金價值，以及現金價值（如有），不低於發行股份應入帳之金額。

2.7 本公司必須於其位於塞舌爾境內之註冊地址保存一份股東名冊（「**股東名冊**」），載明下列資料：

(a) 持有任何股份之每名人士之姓名和地址；

(b) 每名股東持有之各類別和系列股份之數目；

(c) 每名股東之姓名被列入股東名冊之日期；及

(d) 任何人士停止作為股東之日期。

2.8 股東名冊可以董事批准之形式編制，但若為磁性、電子、或其他資料儲存形式，本公司必須能就名冊提供清晰可讀之內容證明。

2.9 股東姓名記載於股東名冊後，股份視為已發行予股東。

3. **贖回股份及庫存股份**

3.1 本公司可贖回、購買、或以其他方式取得並持有本公司本身之股份，但若未經持有將被贖回、購買、或以其他方式取得股份之每名股東之同意，則不得贖回、購買、或以其他方式取得本公司本身之股份，除非該法或本大綱或本細則其他條文准許本公司可不需經該等股東之同意即可贖回、購買、或以其他方式取得股份。

3.2 若董事會合理信納，在緊隨贖回、購買、或以其他方式取得股份之後，本公司將能償還一切到期之債務，且本公司資產價值將大於負債總額，則本公司方可作出贖回、購買、或以其他方式取得股份之提議。授權進行贖回、購買、或以其他方式取得股份之董事決議案，內容應包括一份陳述，敍明董事認為，在緊隨贖回、購買、或以其他方式取得股份之後，本公司將能償還一切到期之債務，且本公司資產價值將大於負債總額。

3.3 本公司不得贖回或購買任何未全額支付之股份。

3.4 該法第 74 條（*贖回或購買優本身股份之程序*）、第 75 條（*根據第 74(1)(b)(ii))條向一名或多名股東作出提議*）、以及第 76 條（*由股東選擇被贖回之股份*），皆不適用於本公司。

3.5 本公司贖回、購買、或以其他方式取得之股份，可予以取消，或作為庫存股份持有，但須符合以下情況，本公司才能將該等股份作為庫存股份持有：

(a) 本公司董事會通過董事決議案，同意將被贖回、購買、或以其他方式取得的股份，將作為庫存股份持有；及

(b) 所贖回、購買、或以其他方式取得的股份數目，與本公司已持有相同類別的庫存股份加總計算，不超過本公司先前已發行之該類別股份（不包括已取消之股份）的百分之五十。

3.6 庫存股份所附帶的一切權利和義務皆為暫時中止，本公司持有庫存股份時，不得行使該等權利和義務。

37. 本公司可依照董事決議案所通過之條款及條件（但不得與該法或本大綱及本細則規定不一致），轉讓庫存股份。

3.8 若股份由另一個法團持有，而本公司直接或間接持有超過百分之五十有選任該法團董事投票權之股份，則由該法團持有的該等股份所附帶的一切權利和義務皆為暫時中止，該法團不得行使該等權利和義務。

4. **股份質押**

4.1 股東可對其持有股份，設定質押、抵押、或以其他方式設定擔保權益（「**質押**」）。

4.2 若股東以書面要求，下列資料應載明於股東名冊：

(a) 關於股份已被股東質押之說明文字；

(b) 質權人的姓名和地址；及

(c) 上述(a), (b) 兩項資料載明於股東名冊之日期。

4.3 載明於股東名冊之股份質押資料，於下列情況可予取消：

(a) 經所載質權人之書面同意，或經該質權人授權可代表其行事之任何人士；或

(b) 董事收到該質押人之擔保債務已解除之可信納證明，若董事認為必要或需要，可要求發出保證函。

4.4 若股份質押資料已載明於股東名冊，未經所載質權人之書面同意，則：

(a) 受質押影響之股份不得轉讓；

(b) 本公司不得贖回、購買或以其他方式取得任何相關股份；及

(c) 該等相關股份，不得發出替代之新股票。

5. **股份沒收**

5.1 本公司可：

(a) 對於已發行但未全額繳付之股份，若沒有繳付到期應付股款，根據本細則規定，予以沒收；或

(b) 接受股東繳回相關股票，而非予以沒收股份。

5.2 若股東沒有繳付到期應付之股款，應向其發出一份，要求其於特定日期前繳付股款之書面通知。

5.3 本細則第 5.2 條所述通知，應指定另一個不早於通知發出後十四天之日期，要求在該日期或以前繳付通知所列款項，並應說明若在該日期或之前仍未能繳付欠款，則催繳股款涉及之股份將可被沒收。

5.4 若要求繳付股款之通知，已依照本細則第 5.3 條規定發出；但通知所述要求並未被遵守，董事可於欠款繳付前任何時候，沒收並取消通知所述之相關股份。

5.5 關於依本細則第 5.4 條規定取消股份後，本公司並無責任退回任何金錢予原持有該等股份之股東，而股份取消後，股東不再負有任何法律責任。

6. 股份轉讓

6.1 根據該法第62(2)條規定，並在符合本細則第6.2條的情況下，轉讓人可簽署載有受讓人姓名/名稱和地址之書面轉讓文件，轉讓股份，但若轉讓文件已由轉讓人及受讓人雙方簽署，不得使轉讓文件無效。

6.2 若股份並未全額繳付，或若受讓人登記為股東持有人，將使其對本公司負有其他法律責任，則轉讓文件須經受讓人（以及轉讓人）簽署。

6.3 股份轉讓文件應送交予本公司進行登記。本公司應於收到書面轉讓文件時，將股份受讓人姓名/名稱載入股東名冊，除非董事會通過決議案拒絕或延後進行該等股份轉讓之登記，拒絕或延後之原因，須載明於決議案內。

6.4 若轉讓人沒有繳付關於股份之應付股款，則本公司董事可拒絕或延後進行該等股份轉讓之登記。

6.5 股份轉讓自受讓人之姓名載入股東名冊之時起生效。

6.6 若本公司董事會信納，股份轉讓文件已簽署，但已遺失或遭毀損，則董事會可通過決議案採取下列行動：

(a) 接受其認為合適之股份轉讓證明以及相關之保證承諾書；及

(b) 而即使沒有轉讓文件，董事會應該把受讓人姓名/名稱載入股東名冊。

6.7 若股份聯名持有人之一已去世，本公司收到該聯名股東已去世之證明文件，應根據生存者取得權原則以及聯權共有原則，依照仍在世聯名股東之要求，將該股份之法定擁有權，轉讓給仍在世之聯名股東。

6.8 若一名股東已去世：

(a) 而該股東為聯名股東，則仍在世股東應為本公司認可有權享有該股份權益之唯一人士；或

(b) 而該股東獨自持有股份，或為聯名股東中唯一仍在世者，則去世股東之遺囑執行人或遺產管理人（均為 「**遺產代理人**」），或任何其他人士對於去世股東持有股份或股份權益移轉具有法定權利者，應為本公司認可有權享有該股份權益之唯一人士；

但本細則之任何規定，皆不能免除任何已去世股東（無論是獨自持有或聯名持有股份）因持有財產應承擔之任何法律責任。

6.9 縱使遺產代理人不是股東，由遺產代理人作出之已去世股東持有股份之轉讓，仍屬有效，其效力如同遺產代理人於簽署轉讓文件時已是股東。

6.10 任何人士若因股東去世、破產或成為無償債能力而享有其股份，向本公司提供由董事合理要求證明其享有股份權利之證據後，該人士可選擇以自己名義登記為股份持有人（須向本公司發出相關通知），或可根據本細則第 6 條規定，簽署股份轉讓文件，將股份轉讓予某位其他人士。

6.11 在符合本細則第 6.9 條之情況下，任何人士若因股東去世、破產或成為無償債能力而享有其股份（向本公司提供由董事合理要求證明其享有股份權利之證據後），即享有與原股東應享有之同權利，但在未被登記為該等股份之股東前，不得享有出席股東會議或就股東決議案投票之權利。

7. **變更股本**

7.1 在符合本細則第 7.2 及 7.3 條以的情況下，本公司可對本大綱作出以下修訂：

(a) 變更本公司法定股本；

(b) 增加本公司認為適合的新股份數量，進而增加股本；

(c) 合併全部或任何股份（無論是否已發行），使現時股份的數目變少，而每股股份面額變大；

(d) 分拆全部或任何股份，使現時股份的數目變大，而每股股份面額變小；及

(e) 變更股本或任何類別股份的貨幣單位。

7.2 某類別或系列的有面額股份（包括已發行股份）之分拆或合併，須為使該同一類別或系列股份增加或減少（視情況而定）。

7.3 若有面額股份根據本細則第7.1條分拆或合併，新股份的面額總值必須等於原股份的面額總值。

7.4 本公司可於法定股本範圍內，增加本公司認為適合的新股份數量，進而增加股本。

7.5 在符合該法規定的情況下，本公司可通過普通決議案，以任何方式減少股本，並可具體進行下列事項（但不得影響前述之整體規定）：

(a) 就未繳付股款之股份，消滅或減少股份之法任何律責任；

(b) 取消任何因虧損或無法以現有資產沖銷之未繳付股本，無論是否消滅或減少股份之法任何律責任；或

(c) 退還超出本公司需要之已繳付股本，無論是否消滅或減少股份之法任何律責任，

且，若有需要，相應修訂本大綱。

7.6 根據本細則第 7.5 條進行之股本減少，若本公司董事會通過決議案授權進行股本減少，且若董事會合理信納，在緊隨股本減少後，本公司將能償還一切到期之債務，且本公司資產價值將大於負債總額，則無須取得法院確認。授權進行股本減少之董事決議案，內容應包括一份陳述，敍明董事認為，在緊隨股本減少後，本公司將能償還一切到期之債務，且本公司資產價值將大於負債總額。

8. 股東會議及書面決議

8.1 股東會議可於會議召開人認為合適之時間及地點，在塞舌爾境內或境外召開。

8.2 董事可於任何時候召開股東會議。

8.3 若有權就會議事項行使至少百分之二十投票權之股東以書面要求召開會議，董事必須召開股東會議。

8.4 本細則第 8.3 條所述之書面要求，須列明會議目的，並經要求召開會議之股東簽署，並發送至本公司註冊地址或主要營業地址供送交予董事，並可包括數份格式類似之文件，每份皆經要求召開會議之股東簽署。

8.5 若董事未於收到本細則第 8.3 條所述之書面要求之日起計二十一天內，召開將於收到要求之日起計兩個月內舉行之股東會議，要求召開會議之股東，或持有要求召開會議股東所佔投票權之半數以上股東，則可自行召開股東會議，但以此方式召開之股東會議日期，必須為董事收到要求之日起計三個月後。

8.6 依本細則第 8.3 條規定由要求召開會議之股東所召開之股東會議，必須儘可能採取與由董事召開之股東會議所採取之同樣方式召開。

8.7 召開股東會議之人士，應將開會通知，於下列規定時間內，發送予於開會通知發出當日名列股東名冊並有權投票之股東：

(a) 若會議是為通過普通決議案，應於至少於七天前，以書面發出開會通知；

(b) 若會議是為通過特別決議案，應於至少於二十一天，以書面發出開會通知。

8.8 即使本細則第8.7條有規定，若所舉行的股東會議之開會通知不符合上述規定，但出席股東持有的投票權，達到有權處理會議所有事務應具有的投票權之百分之九十，且該等股東同意無須發出開會通知（該等股東的出席即視為同意無須發出開會通知），則該股東會議仍為有效。

8.9 董事因無心之失而未能向股東發出開會通知，或股東收不到通知，不會使會議無效。

8.10 股東有權以其簽署之書面文件，委任其他人士代表其出席其有權出席及投票之會議，而出席代表可在會上代表該股東發言和投票。

8.11 委任出席代表之委任書，必須在會議召開時間前，於會議預定召開地點出示，但若開會通知亦註明其他或另外之開會地點或時間，則派指出席代表之委任書可送交予本公司。

8.12 委任出席代表之委任書，必須使用下列形式，或經會議主席接受並足以證明股東有意委任出席代表之其他形式：

[公司名稱]

本人/我們是上述公司之股東，現委任〔姓名〕〔地址〕，擔任本人/我們之投票代表，出席於〔 〕年〔 〕月〔 〕日召開之公司股東大會及其後續開之延會，並在會上代表本人/我們投票。

（投票之限制條件，如有）

於〔 〕年〔 〕月〔 〕日簽署。

____

股東（姓名/名稱及簽署）

8.13 下列情況適用於聯名擁有之股份：

(a) 如兩名或以上人士聯名持有股份，他們當中任何人均可親自或派代表出席股東會議，並以股東身分在會上發言；

(b) 如聯名持有人當中只有一人親自或派代表出席會議，該人可代表所有聯名持有人投票；及

(c) 如兩名或以上聯名持有人親自或派代表出席會議，他們必須聯合作為一名持股人投票。若聯名持有人之意見不同，則應將股東名冊上姓名列示在前（或較早列示）之聯名持有人之投票，記錄為該等股份持有人之投票。

8.14 除非在開會時出席的股東達到法定人數，否則會議不能處理事務。就各方面而言，若會議開始時，有權就會上考慮之股東決議案投票之各類別或系列股份之股東，持有其中至少百分之五十投票權之股東親自或派代表出席，則出席人數已達到法定人數。

8.15 如某股東透過電話或其他電子方式參與股東會議，而且所有參與會議之股東均能聽見彼此，則該股東將被視為已出席有關股東會議。

8.16 若在預定開會時間兩小時內出席人數仍未達到法定人數，若股東會議為依股東要求而召開，則會議將予解散；若股東會議為依其他規定而召開，則會議將延後至該司法管轄區之下一個營業日，於同一時間地點召開，或於董事會另行決定之時間地點召開；若延後召開之股東會議，在於預定開會時間一小時內，有權就會上考慮之股東決議案投票之各類別或系列股份之股東，持有其中至少三分之一投票權之股東親自或派代表出席，則出席人數已達到法定人數；但若未達此法定人數，則會議將予解散。

8.17 每次股東會議之會議主席，將由董事會主席擔任並主持會議。如董事會沒有主席或其不能出席會議，出席股東得互選推舉會議主席。若股東未能選出會議主席，則持有最多投票股份的股東（無論是親自出席之本人或是其委任之出席代表）將擔任會議主席，如仍無法選出，則由出席之個人股東或某位股東之代表中最年長者擔任主席。

8.18 會議主席可在與會人士同意的情況下，將達到出席法定人數之會議，延後至另一時間和地點召開（若為此狀況，應於會議中決定），但任何延後之會議，除討論原會議上未完成之事項外，不得討論其他事項。

8.19 任何股東會議上，會議主席有責任以其認為合適之方式決定，會議中提議投票表決之決議案是否已通過，其決定應於會議中宣佈並記錄於會議記錄。若會議主席對於投票結果有疑問，可指示就該決議案以按股數投票方式進行表決；若會議主席無法以按股數投票方式進行表決，而若任何股東本人或其出席代表，對於有主席所宣佈投票結果有異議，則該股東可於會議主席宣佈投票結果後立即要求以按股數投票方式進行表決，則會議主席可以按股數投票方式進行表決。若表決以按股數投票方式進行，表決結果應於會中宣佈並記錄於會議記錄。

8.20 若本公司股東是法人組織或其他非個人之法律實體，可以通過董事決議案或由其他規管機構授權其認為合適之人士擔任本公司股東會議或任何類別股東會議之出席代表，而代表股東出席之個人之權利，應由該法人股東成立所在地或存續之司法管轄區之法律決定。若有疑問，本公司之董事會可基於誠信原則向該司法管轄區之法律執業人士尋求法律意見；除非具司法管轄權之法院另行裁定，本公司董事會可依據上述法律意見行事，且不為本公司任何股東帶來任何法律責任。

8.21 若會中之投票由出席代表為任何非個人股東所作出，會議主席可要求提供該委任書或授權書之經認證副本，於提出要求起七天內提供，否則該出席代表之投票將不予理會。

8.22 本公司董事可出席任何股東會議和任何類別或系列股份持有人另行召開之會議，並在會上發言，但不能投票，除非該董事是一位股東。

8.23 股東可在股東會議或任一類別股東會議上作出之行為，同樣可以通過書面同意之股東決議案作出（包括普通決議案及特別決議案，視情況而定），且不必發出通知；以書面同意作出之股東決議案：

(a) 可採多份文本形式，包括以書面電子通訊方式作出，以類似格式，經一名或多名股東簽署；及

(b) 於書面同意之最後一份文本，或文本中所示之最後簽署日期，或於決議中另行記載之較後日期中最遲之日期，視為已通過。

9. 實益擁有人名冊

9.1 本公司（若為上市公司則不受此限）須於塞舌爾境內之註冊辦事處，保存一份實益擁有人名冊（「**實益擁有人名冊**」），載明下列資料：

(a) 本公司每名實益擁有人的姓名、居住地址、出生日期、及國籍；

(b) 每名實益擁有人的實益權益，以及擁有的狀況；

(c) 成為本公司實益擁有人的日期；及

(d) 停止作為本公司實益擁有人的日期。

9.2 實益擁有人名冊可以董事批准之形式編制，但若為磁性、電子、或其他資料儲存形式，本公司必須能就名冊提供清晰可讀之內容證明。

9.3 就本細則第9.1條及第10條而言，受限於該法第355(2), (3) 及(4)條規定，「**實益擁有人**」指符合下列情況之任何個人（不包括代表他人行事之代名人）：

(a) 實益擁有（直接或間接，無論獨自或與他人或其他實體共同）本公司百分之二十五以上股份；

(b) 有權行使（直接或間接，無論獨自或與他人或其他實體共同）本公司百分之二十五以上股份之實益控制權；

(c) 有權（直接或間接，無論獨自或與他人或其他實體共同）委任或罷免本公司過半數董事；或

(d) 有權以其他方式行使或實際行使對本公司或其管理層之控制權。

10. **披露實益擁有人資料之義務**

10.1 於本條內：

「**需登記資料**」指根據本細則第 9 條及該法第 356 條規定需載於本公司實益擁有人名冊之資訊；及

「**相關變更**」指關於某人士之下列情況：

(a) 該人士停止作為本公司實益擁有人；或

(b) 發生任何其他變更，使載於本公司實益擁有人名冊之該人士需登記資料成為不正確或不完整。

10.2 若某人士成為本公司實益擁有人，應於三十日內將需登記資料，以書面通知本公司。

10.3 若某人士發生相關變更，應於三十日內，以書面通知本公司以下資訊：

(a) 相關變更；

(b) 相關變更發生日期；及

(c) 需於實益擁有人名冊中更新之任何資訊。

10.4 若某人士（包括股東或實益擁有人）收到本公司根據該法第 359 條發出之通知，應於三十日內，依照該通知要求，以書面向公司提供通知所要求之資訊。

10.5 若本公司為上市公司，則不適用於本細則第 10.2 至 10.4 條所述之披露義務。

11. 董事

公司之管理

11.1 本公司業務和事務均由董事管理、指引或監督。

11.2 董事可就本公司業務和事務行使一切必要之管理、指引和監督權力。

11.3 董事可支付一切組織及註冊本公司之初步相關費用，也可行使一切本公司之權力，除非依該法或本大綱或本細則規定隸屬於股東之權力。

11.4 董事可通過董事決議案行使一切本公司之權力，以承擔負債、責任或義務，並為本公司或任何第三方之負債、責任或義務作擔保。

11.5 所有支票、本票、匯票和其他可轉讓票據，以及一切支付本公司款項之收據，須根據董事不時通過董事決議案決定之方式簽署、提取、接納、背書或以其他方式簽立（視情況而定）。

董事之職責

11.6 受限於本細則第 11.7 條規定，本公司每名董事於行使或履行其職責時，須：

(a) 依照本大綱及細則之規定行事；

(b) 以該董事認為符合本公司之最大利益之方式，誠實秉誠行事；及

(c) 並以合理審慎人士在相同情況下所採取之同等謹慎、努力、盡力，履行其職責。

11.7 若本公司為一家由母公司全資擁有的子公司，董事可以其認為符合母公司之最大利益之方式，行使權力或履行董事職責，即使該方式並非符合本公司之最大利益。

董事之委任、辭任或罷免

11.8 在符合本細則第 11.9 條的情況下，董事人數至少一名，但無上限。

11.9 本大綱之發起人，須於本公司註冊設立日起計九個月內，委任一名或多名首任董事，其後之董事，可通過普通決議案或董事決議案委任。

11.10 若通過委任董事之決議案載有董事任期，則董事將留任至任期屆滿，或至其繼任者出任其職位，或至其在任期屆滿前去世、離職或被免職為止（其中日期較早者）。

11.11 本公司董事會可隨時委任一名或多名董事，以填補董事會職位空缺。若董事在其任期屆滿前死亡、或以其他方式不再留任，則為董事會出現職位空缺，但若為董事會職位出現空缺的情況，所委任之新董事任期，不可超過原董事之任期。

11.12 擔任本公司董事，無須持有本公司股份。

11.13 董事可向本公司遞交辭職書面通知而辭職，而該辭職於本公司收妥通知之日起生效，或由通知中所載之較遲日期起生效。若董事成為該法所禁止被委任為董事之狀況，則須辭職。

11.14 本公司董事於下列情況可被罷免：

(a) 憑藉以下列方式通過之普通決議案：

(i) 於為罷免董事為目的或目的之一而召開之股東會議中通過；或

(ii) 經對該決議具有過半數投票權之股東以書面決議案通過；

(b) 憑藉以下列方式通過之董事決議案：

(i) 於為罷免董事為目的或目的之一而召開之董事會會議中通過；或

(ii) 經對該決議具有過半數投票權之董事以書面決議案通過。

候補董事

11.15 在符合本細則第11.16條的情況下，董事可委任另一董事或任何其他人為其候補董事，（若該另一董事或其他人未被依該法第133條禁止被委任為董事），在原任命董事未能親自出席時，候補董事將行使原任命董事之權力，並履行該原任命董事之責任。

11.16 候補董事之委任，須以書面作出，而該委任之書面通知，須由原任命董事發給本公司；候補董事之委任，須待委任書面通知發給本公司後，方為生效。

11.17 原任命董事可隨時以書面方式終止候補董事之委任，而該終止委任之書面通知，須由原任命董事發給本公司；候補董事之終止委任，須待終止委任書面通知發給本公司後，方為生效；但若原任命董事去世或停止擔任董事，則候補董事之委任將立即停止及終止，無須發出通知。

11.18 候補董事無權委任候補人，無論擔任原任命董事之候補人，或擔任該候補董事之候補人。

11.19 有關董事會會議及書面決議案之權利，候補董事可行使之權利，與原任命董事相同；有關董事會作出決定，候補董事所作出之權利行使，與原任命董事所作出之權利行使同樣有效。

11.20 候補董事並非原任命董事之代理人，且須為候補董事自己所作出之行為及疏失負責。

11.21 候補董事無權就擔任候補董事向本公司收取任何酬金，候補董事之酬金（如有），將由該候補董事及任命其之董事雙方議定。

備位董事

11.22 若本公司只有一名個人股東，而該股東亦是本公司唯一個人董事，該唯一股東/董事可以書面提名一名未被取消董事資格之人士，擔任本公司之備位董事；備位董事將於唯一董事去世時，取代其擔任公司董事。

11.23 備位董事之提名，在以下情況會被終止：

(a) 被提名為備位董事者，唯一股東/董事於去世前辭去備位董事之職位，或，唯一股東/董事以書面撤銷提名；或

(b) 作出提名的唯一股東/董事，基於死亡以外的原因，不再是唯一股東/董事。

董事酬金

11.24 關於董事向本公司提供之任何服務，可通過董事會決議案，釐定董事酬金。

董事名冊

11.25 本公司須於塞舌爾境內之註冊辦事處，保存一份董事名冊（「**董事名冊**」），載明下列資料：

(a) 本公司各董事、或候補董事、或被提名為備位董事之任何人士之姓名/名稱和地址，並註明該人士為董事、或候補董事、或備位董事；

(b) 如屬個人董事、或候補董事、或被提名為備位董事，他/她的出生日期、國籍和文件送達地址，如果與文件送達地址不同，則為通常的住址；

(c) 如屬法人團體董事、或候補董事、或被提名為備位董事，其註冊辦事處地址、註冊地點和註冊成立日期；

(d) 董事名冊上各人被委任為本公司董事、或候補董事、或被提名為備位董事之日期；

(e) 名冊上各董事、或候補董事停止擔任本公司董事、或候補董事之日期；及

(f) 被提名為備位董事人士之提名不再有效之日期。

11.26 董事名冊可以董事批准之形式編制，但若為磁性、電子、或其他資料儲存形式，本公司必須能就名冊提供清晰可讀之內容證明。

董事委員會及董事權力轉授

11.27 董事可通過董事會決議案，把一項或多項權力轉授予董事委員會、本公司董事、或僱員、或任何其他人士，但董事無權轉授以下權力：

(a) 批准本公司之利潤分配；

(b) 修改本大綱或本細則；

(c) 指派董事委員會；

(d) 轉授權力予董事委員會；

(e) 委任或罷免董事；

(f) 委任或罷免代理人；

(g) 批准併購、合併、或債務安排計劃；及

(h) 批准本公司之自願清盤。

11.28 若董事會根據本細則第 11.27 條作出權力轉授，則董事會對於由被轉授權人所行使之權力負有責任，如同該權力是由董事會所行使，除非行使權力前的任何時候，董事會合理相信，被轉授權人將依循該法及本大綱和細則所授予董事之職責行使權力，且董事會亦以合理合適之方式，監督轉授權人之權力行使。

11.29 若通過成立董事會委員會之決議案，並未對本細則關於董事會會議及程序相關條文作出任何取代，則本細則關於董事會會議及程序相關條文，經必要的變通後，可規範由兩名或以上董事進行之董事會委員會會議及程序。

法團董事

11.30 若董事是法團，可委任任何個人擔任其正式授權代表，於董事會會議上代表該法團董事，簽署同意書或其他文件。

特定資產處置之批准

11.31 出售、轉讓、出租、交換或以其他方式處置價值超過本公司資產總價值百分之五十以上之資產（不包括按揭、抵押、質押、或其他留置權或強制執行），若非於本公司慣常或通常業務運作程序中進行，必須以下列方式作出：

(a) 該出售、轉讓、出租、交換或其他方式處置，必須經董事通過董事決議案而批准；

(b) 董事批准該出售、轉讓、出租、交換或其他方式處置後，必須將處置之詳情提交予股東，經股東通過普通決議案而批准；

(c) 若將召開股東會議，開會通知，連同處置內容概要，必須發給每名股東，無論該股東對該出售、轉讓、出租、交換或其他方式處置是否有權投票；及

(d) 若擬取得股東書面決議，處置內容概要必須發給每名股東，無論該股東對該出售、轉讓、出租、交換或其他方式處置是否有權投票。

11.32 就本細則第 11.31 條及該法第 206 條而言，董事可通過董事會決議案決定，任何出售、轉讓、出租、交換或其他方式處置是於本公司慣常或通常業務運作程序中進行，而該決定，若無欺詐情況，是為確證。

12. **董事會會議及書面決議**

12.1 本公司任何一名董事均可向每名其他董事發送書面通知，召開董事會會議。

12.2 本公司董事或董事委員會可按其認為有需要或合適之時間和方式在塞舌爾境內或境外開會。

12.3 董事應於至少兩天前收到董事會開會通知，但不足兩天通知之董事會會議仍然有效，只要有權在會上投票之所有董事同意不必發出通知便可，為此目的而言，董事出席會議即表示其同意無須發出開會通知。

12.4 因無心之失而未能向董事發出開會通知，或董事收不到通知，不會使會議無效。

12.5 若會議開始時有不少於半數董事親自或派候補董事出席（除非公司只有兩名董事，若為此情況，會議之法定人數將為兩人），則就一切目的而言，已妥為達到該董事會會議之法定人數。

12.6 如某董事透過電話或其他電子方式參與董事會會議，而且所有參與會議之董事均能聽見彼此，則該董事被視為出席有關董事會會議。

12.7 若本公司只有一名董事，則：

(a) 本細則有關董事會會議之條文將不適用，而該名唯一董事完全有權就該法、本大綱或本細則規定隸屬於股東行使之權力以外之一切事情，代表本公司行事。

(b) 董事會決議案將由唯一董事以書面同意方式通過，無須發出通知。

12.8 董事會主席應主持其所出席之董事會會議。如董事會沒有主席或其不能出席會議，出席董事得互選推舉主席。

12.9 董事可在董事會會議上作出之行為，同樣可以通過書面同意之董事決議案作出，且不必發出通知；以書面同意作出之董事會決議案：

(a) 可採多份文本形式，包括以書面電子通訊方式作出，以類似格式，經一名或多名董事簽署；及

(b) 於書面同意之最後一份文本，或文本中所示之最後簽署日期，或於決議中另行記載之較後日期中最遲之日期，視為已通過。

13. 高級職員及代理人

13.1 本公司可通過董事決議案在其認為有需要或合適之時間委任本公司之高級職員。高級職員包括：董事會主席、總裁、及一名或多名副總裁、秘書、司庫、及不時認為必要或適合之其他職位。一人可同時擔任多個職位。

13.2 高級職員必須履行其獲委任時規定之職責或其後經董事通過決議案修訂之職責，但在尚未有明確職責分配的情況下，董事會主席有責任主持所有董事會及股東會議，總裁負責管理本公司日常事務，副總裁則按資歷在總裁缺席時替任總裁之位，但在其他情況下則履行總裁分派之職務。

13.3 所有高級職員之薪酬將由董事通過決議案釐定。

13.4 本公司之高級職員任期將直至其繼任者獲正式委任為止，但任何被董事選出或委任之高級職員均可隨時經董事通過決議案而被免職，無論是否有原因。如本公司有任何職位空缺，可通過董事決議案委任人選填補空缺。

13.5 董事可通過董事決議案，委任包括董事之任何人士為本公司之代理人。

13.6 本公司之代理人具備本細則與作出委任之董事決議案所列之董事權力和權限，包括代表本公司加蓋鋼印之權力和權限，但代理人不具備本細則 11.27 條第(a)至(h)項所述之不可轉授之權力和權限。

13.7 委任代理人之董事決議案可授權該代理人委任一名或多名替代人或獲轉授權人士，行使本公司授予該代理人之部分或全部權力。

13.8 董事可罷免本公司根據本細則第 13.5 條規定所委任之代理人，也可撤銷或更改授予該代理人之權力。

14. 利益衝突

14.1 若本公司某名董事對已經或即將進行之交易享有權益，而該權益與本公司權益有重大衝突或可能有衝突，該董事須在知悉其享有前述權益之事實後七日内，向本公司所有其他董事作出披露。

14.2 若某交易或擬進行之交易為董事與本公司之間的交易，屬於本公司通常業務運作，且為一般條件及條款，則該董事無須遵循本細則 14.1 條之要求。

14.3 就本細則第 14.1 條而言，向本公司所有其他董事作出披露，是指某名董事作為其他指定公司或其他人士的股東、董事、其他高級職員、或受託人，被視為對任何交易享有權益，並在交易進行或在披露之後，才與該公司或其他人士進行交易，是為充分披露與該交易有關的利益。

14.4 就本公司已進行或將進行之交易享有權益之本公司董事：

(a) 可就該交易相關事項投票；

(b) 可出席涉及該交易相關事項之董事會會議，並為計算法定人數而被列為出席會議之董事；及

(c) 可代表本公司簽署文件，或以董事身分作出有關交易的任何其他行為。

14.5 若為下列情況，董事在本公司進行之交易享有權益，不會使交易無效：

(a) 本公司進行交易前，已根據本細則第 14.1 條向其他董事披露該董事享有之權益；

(b) 董事享有之權益依照本細則第 14.2 條規定無須披露；

(c) 有權就交易在股東會議投票之股東，已知悉董事享有權益之重要事實，且已通過決議同意或追認該交易；或

(d) 公司已收到關於交易的合理價值。

15. 賠償保證

15.1 在符合本細則第 15.2 條的情況下，本公司可就一切費用，包括法律費用，及有關法律、行政或調查程序而合理發生的一切判決、罰款、及用以清償之金額，賠償予下列任何人士：

(a) 該人士由於現時或過去是本公司董事而成為可能發生、未決、或結束之任何民事、刑事、行政或調查程序之一方或可能成為一方；或

(b) 該人士應本公司要求，現時或曾經擔任其他公司、或合伙關係、合資、信託或其他企業之董事，或擔任任何其他職位代表其行事。

15.2 本細則第 15.1 條之賠償保證不適用於該條所述人士，除非該人士誠實秉誠並以其認為符合本公司最大利益之方式行事，而若遇刑事程序，該人士並無合理原因相信其行為不合法。違反本細則第 15.2 條之人士，本公司不會作出賠償，而違反本細則第 15.2 條所作出之賠償，屬於無效且不具效力。

15.3 就本細則第 15.2 條而言，若董事以符合本公司的母公司、或一名或多名股東之最大利益之方式行事（兩者均屬於本細則第 11.7 條所述情況），則為以符合本公司最大利益之方式行事。

15.4 任何法律程序因判決、法庭令、和解、定罪、或中止檢控，就程序本身而言，不能推定該人士未誠實秉誠及未以其認為符合本公司最大利益之方式行事，也不能推定該人士有合理原因相信其行為不合法。

15.5 董事於任何法律、行政、或調查程序進行答辯而發生的費用，包括法律費用，在本公司收到董事承諾，若最終結果顯示，董事不符合本細則第 15.1 條之賠償條件，則董事將歸還相關費用予本公司，則本公司將於董事作最終供詞之前，將費用預付給該董事。

15.6 前任董事於任何法律、行政、或調查程序進行答辯而發生的費用，包括法律費用，在本公司收到前任董事承諾，若最終結果顯示，前任董事不符合本細則第 15.1 條之賠償條件，以及本公司認為適當的其他條款和條件（如有），則前任董事將歸還相關費用予本公司，則本公司將於前任董事作最終供詞之前，將費用預付給該前任董事。

15.7 根據本細則提供或給予之賠償及預付費用，並不會排除要求賠償或預付費用的人士根據任何協議、股東決議案、不涉及權益董事決議案、或其他方面之任何權利，包括以該人士之正式身份行事，或擔任本公司董事時以其他身份行事。

15.8 若本細則第 15.1 條所述人士於該條所述之程序中成功答辯，該人士有權就因相關程序而發生之所有費用，包括法律費用，以及就判決、罰款、以及和解付款， 有權要求賠償。

15.9 本公司可就關於任何人士現時或曾經擔任本公司之董事、高級職員、或清盤人，或應本公司要求，現時或曾經擔任其他法團、或合伙關係、合資、信託或其他企業之董事、高級職員、或清盤人，或擔任任何其他職位代表其行事之情況，並對該人士因擔任上述職位而所被主張或所產生的法律責任，購買並維持保險，無論本公司是否有權力或義務根據本細則第 15.1 條賠償予該人士。

16. **抵押**

16.1 本公司可採書面文件，對其全部或部份財產，設定抵押。

16.2 本公司須於其位於塞舌爾境內之註冊辦事處，保存一份抵押登記冊（「**抵押登記冊**」），載明每項抵押之下列資料：

(a) 若抵押由本公司所設定，載明抵押設定的日期，或，若抵押為本公司所取得財產原已存在的抵押，載明財產取得的日期；

(b) 抵押所擔保之法律責任的簡短說明；

(c) 被抵押之財產的簡短說明；

(d) 抵押人的姓名/名稱及地址（或其他人士之受託人或擔保代理人）；及

(e) 設定抵押文件所列之關於本公司設定再抵押（其優先權與原抵押相等或更優先）之權力的禁止或限制之詳情（如有）。

16.3 抵押名冊可以董事批准之形式編制，但若為磁性、電子、或其他資料儲存形式，本公司必須能就名冊提供清晰可讀之內容證明。

17. **決議案及會計記錄之保存**

17.1 本公司必須保存下列文件及記錄：

(a) 董事會議及任何董事委員會會議之所有會議記錄；

(b) 董事及任何董事委員會之所有書面同意決議案副本；

(c) 股東會議及任何類別股東會議之所有會議記錄；及

(d) 股東及任何類別股東之所有書面同意決議案副本。

17.2 本公司須於經董事會決定之塞舌爾境內或境外地點，保存本細則第17.1條所述之文件（合稱「**決議案**」）。若本公司未在註冊辦事處保存決議案，須將決議案保存地點之具體地址，以書面通知其註冊代理人。

17.3 若本公司決議案之保存地點有所變更，本公司須在地點變更發生起十四日內，將決議案保存地點之具體地址，以書面通知其註冊代理人。

17.4 本公司必須保存可信的會計記錄，如下：

(a) 足以顯示並說明公司交易的會計記錄；

(b) 可在任何時候合理準確地確定公司財務狀況的會計記錄；及

(c) 供編制公司財務報表之用的會計記錄（儘管根據該法，本公司無須編制財務報表）。

17.5 就本細則而言，「**會計記錄**」指關於本公司資產和負債、本公司收入和支出、以及銷售、採購、和本公司從事的其他交易的文件。

17.6 本公司之會計記錄，須保存於公司註冊辦事處或董事認為合適的塞舌爾境內或境外其他地點。若本公司之會計記錄保存於註冊辦事處以外地點，須將會計記錄保存地點之具體地址，以書面通知其註冊代理人。

17.7 若本公司會計記錄之保存地點有所變更，本公司須在地點變更發生起十四日內，將會計記錄保存地點之具體地址，以書面通知其註冊代理人。

18. **鋼印**

18.1 本公司可備有鋼印（但並非必備）。

18.2 若本公司採納鋼印，則鋼印上應有本公司名稱之可辨識文字，而董事必須安全保管本公司之公司鋼印。公司可備有一個以上之鋼印，而本細則所指之鋼印，指經董事決議案正式採納之每一個鋼印。

18.3 除非本細則另有明文規定，在任何文書上加蓋鋼印，必須由董事、或由經董事決議案不時授權之其他人士以簽署方式作出見證。前述其他人士之授權，可於鋼印加蓋之前或之後作出、可為一般授權或特別授權、亦可就任何數量之鋼印加蓋作出。

18.4 董事可準備鋼印摹本、以及任何董事或獲授權人士之簽署式樣，以打印或其他形式複製在任何文書上，該鋼印摹本及簽署式樣，與在文書按本細則第 18.3 條所述實際加蓋鋼印以及親筆簽署，具有相同效力。

19. **利潤分配**

19.1 若董事會合理信納，在緊隨利潤分配後，本公司將能償還一切到期之債務，且本公司資產價值將大於負債總額，則本公司可通過董事決議案，授權董事於其認為合適的時候，進行董事認為合適金額之利潤分配（包括以宣派股息之方式進行分配）。

19.2 根據本細則第 19.1 條通過之董事決議案，內容應包括一份陳述，敍明董事認為，在緊隨利潤分配後，本公司將能償還一切到期之債務，且本公司資產價值將大於負債總額。

19.3 利潤分配可以金錢、股份或以其他財產等形式支付。

19.4 若任何股份登記為由多名人士聯名持有，他們當中任何人均可就有關該股份之利潤分配，發出有效收據。

19.5 利潤分配之通知，應發送給每名股東，而宣派三年後仍未領取之股息，為本公司利益著想，可通過董事決議案，被公司沒收。

19.6 利潤分配不附帶任何利息，庫存股份不獲分配利潤。

20. **通知**

20.1 由本公司發給股東之任何通知、資料、或書面陳述，應以書面作出，並可由專人遞送、郵寄、快遞方式發送至載於股東名冊之該股東地址，或以電子郵件、或傳真方式發送至該股東不時以書面方式通知本公司之電子郵箱地址或傳真號碼。

20.2 需送達給本公司之任何傳票、通知、法令、文件、法律程序文件、資料、或書面陳述，可送交至本公司之註冊地址、或以掛號郵件寄送至本公司之註冊地址（註明收件人為本公司），或可送交予本公司之註冊代理人、或以掛號郵件寄送予本公司之註冊代理人。

20.3 若通知以郵寄方式發送，只要地址正確、寄出時已繳付郵費、且寄出信函包含該通知，則該通知於寄出日期後第五個營業日，視為已收妥。若通知以傳真或電子郵件方式發送，則於電子郵件或傳真方式傳送至收件人之電子郵箱地址或傳真號碼時，視為已生效，而該通知於傳送之日視為已收妥。

21. **自動清盤與公司解散**

受限於該法第 XVII 部第 II 分部之規定，本公司可通過普通決議案，進行自動清盤並解散本公司。

22. **公司延續**

受限於該法第 XII 部之規定，本公司可通過普通決議案或通過董事會決議案，作為一家根據塞舌爾以外地區法律成立註冊之公司，根據該地區相關法律所規定之方式，延續運作。

我們，下述發起人，為設立本公司為目的，現作為發起人簽署本組織章程細則。

發起人之姓名/名稱，地址和身份

名稱：Sertus Incorporations (Seychelles) Limited
地址：Sertus Chambers, Second Floor, The Quadrant, Manglier Street, Victoria, Mahé, Republic of Seychelles
身份：本公司註冊代理人

[signature]

代表
Sertus Incorporations (Seychelles) Limited
由獲授權簽署人簽署

本章程組織細則於
二零一九年四月四日
在 Victoria, Mahé, Seychelles 簽署

上述簽署在場見證人：

REGISTRAR OF INTERNATIONAL BUSINESS COMPANIES REPUBLIC OF SEYCHELLES
04 APR 2019

[signature]
見證人姓名：Yuna Savy
職業：Corporate Services Support Officer
地址：Union Vale, Mahé, Seychelles